As filed with the Securities and Exchange Commission on July 3, 2002

1933 Act File No. 333-87656
1940 Act File No. 811-21043

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

_X_ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
_X_ Pre-Effective Amendment No. 1
___ Post-Effective Amendment No. __

                                     and/or

_X_ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 _X_ Amendment No. 4

                            PIONEER HIGH INCOME TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, ZIP Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, ZIP Code) of Agent for Service

                           Copies to:       Leonard B. Mackey, Jr., Esq.
                                            Clifford Chance Rogers & Wells LLP
                                            200 Park Avenue
                                            New York, New York 10166-0153

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. ___

                             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

----------------------- --------------------- -------------------- --------------------- --------------------
Title of Securities     Amount Being          Proposed Maximum     Proposed Maximum      Amount of
Being Registered        Registered            Offering Price Per   Aggregate Offering    Registration Fee(1)
                                   Unit Price
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Preferred Shares (par
value, $.0001)          40 shares             $25,000.00           $1,000,000.00         $92.00
----------------------- --------------------- -------------------- --------------------- --------------------

(1) Previously paid on May 7, 2002 upon filing of the Registrant's initial Form N-2.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                            PIONEER HIGH INCOME TRUST
                              CROSS-REFERENCE SHEET

                       PART A--PREFERRED SHARES PROSPECTUS


ITEMS IN PART A OF FORM N-2             LOCATION IN PROSPECTUS

Item 1.  Outside Front Cover            Cover page

Item 2.  Cover Pages; Other Offering
         Information                    Cover pages

Item 3.  Fee Table and Synopsis         Not applicable

Item 4.  Financial Highlights           Financial Highlights (Unaudited)

Item 5.  Plan of Distribution           Cover page; Prospectus Summary; The
                                        Auction; Underwriting

Item 6.  Selling Shareholders           Not applicable

Item 7.  Use of Proceeds                Use of Proceeds

Item 8.  General Description of the
         Registrant                     Cover page; Prospectus Summary; The
                                        Trust; Investment Objectives and
                                        Principal Investment Strategies; Risk
                                        Factors; Net Asset Value

Item 9.  Management                     Prospectus Summary; Management of the
                                        Trust; Description of AMPS; Description
                                        of Shares; Custodian, Transfer Agent,
                                        Dividend Disbursing Agent and Registrar

Item 10. Capital Stock, Long-Term
         Debt, and Other Securities     Description of AMPS; U.S.
                                        Federal Income Tax Matters; Description
                                        of Shares

Item 11. Defaults and Arrears on
         Senior Securities              Not applicable

Item 12. Legal Proceedings              Not applicable

Item 13. Table of Contents of the
         Statement of Additional
         Information                    Table of Contents for Statement of
                                        Additional Information

                   PART B--STATEMENT OF ADDITIONAL INFORMATION

ITEMS IN PART B OF FORN N-2             LOCATION IN THE STATEMENT OF ADDITIONAL
                                        INFORMATION

Item 14. Cover Page                     Cover page

Item 15. Table of Contents              Cover page

Item 16. General Information and
         History                        Not applicable

Item 17. Investment Objective and
         Policies Use of Proceeds; Investment Objectives and Policies; Investment Restrictions; Appendix A--Description of Ratings

Item 18. Management                     Management of the Trust

Item 19. Control Persons and Principal
         Holders of Securities          Not applicable

Item 20. Investment Advisory and
         Other Services                 Management of the Trust

Item 21. Brokerage Allocation and
         Other Practices                Portfolio Transactions

Item 22. Tax Status                     U.S. Federal Income Tax Matters

Item 23. Financial Statements           Experts; Financial Statements and
                                        Independent Auditors' Report

                            PART C--OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement.

    THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION

                   PRELIMINARY PROSPECTUS DATED JULY 3, 2002
PROSPECTUS
                                                                  [PIONEER LOGO]
                                   $

                           PIONEER HIGH INCOME TRUST

                  AUCTION MARKET PREFERRED SHARES ("AMPS"(SM))
                                   SHARES, SERIES M
                                   SHARES, SERIES W
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ----------------------

     Pioneer High Income Trust (the trust) is offering   Series M Auction Market
Preferred Shares and   Series W Auction Market Preferred Shares. The shares are
referred to in this prospectus as "AMPS." The trust is a newly organized, diversified, closed-end management investment company. The AMPS are subject to mandatory redemption in certain circumstances. Any series of AMPS may be redeemed, in whole or in part, at the option of the trust at any time, sujbect to certain conditions. Dividends on the AMPS will be cumulative from the date the shares are first issued.

     Investment Objectives. The trust's investment objective is a high level of current income. The trust may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

     Portfolio Contents. Under normal market conditions, the trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody's Investors Service, Inc. (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P) or are unrated securities of comparable quality as determined by the trust's investment adviser. Because the trust's investments will be concentrated in high yield securities, it will be subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. There can be no assurance that the trust will achieve its investment objectives.

     Investment Adviser. Pioneer Investment Management, Inc. (Pioneer) is the trust's investment adviser. See "Management of the Trust."

      INVESTING IN AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 27 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                             ----------------------

                                                              PER SHARE          TOTAL
                                                              ---------          -----
Public offering price.......................................   $25,000             $
Sales load..................................................      $250             $
Estimated offering expenses.................................      $                $
Net proceeds after estimated expenses, to the trust.........      $                $

     The aggregate expenses of the offer are estimated to be $    .

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery, in book-entry form only, through the facilities
of The Depository Trust Company on or about July   , 2002.

                             ----------------------
MERRILL LYNCH & CO.                                                  UBS WARBURG
                              SALOMON SMITH BARNEY
                             ----------------------

                 The date of this prospectus is July   , 2002.

"AMPS" is a registered service mark of Merrill Lynch & Co.

(Continued from cover page.)


     You should read the prospectus, which contains important information about the trust, before deciding whether to invest in the AMPS and retain it for
future reference. A statement of additional information, dated July   , 2002,
containing additional information about the trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 56 of this prospectus, by calling 1-800-225-6292 or by writing to the trust. You can review and copy documents the trust has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


     The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


     The trust is offering   shares of Series M AMPS and   shares of Series W
AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be assigned a rating of Aaa by Moody's and AAA by Fitch Ratings (Fitch).



     The dividend rate for the initial dividend rate period will be     % for
Series M and     % for Series W. The initial rate period for Series M is from
the date of issuance through          , 2002. The initial rate period for Series
W is from the date of issuance through          , 2002. For subsequent rate
periods, AMPS will pay dividends based on a rate set at auction, usually held every seven days in the case of Series M AMPS and every 28 days in the case of Series W AMPS. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.



     The AMPS are redeemable, in whole or in part, at the option of the trust on the second business day prior to any date dividends are paid on the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances.


     THE AMPS WILL NOT BE LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL AMPS THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT AND THE TRUST OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights (Unaudited)............................   17
The Trust...................................................   18
Use of Proceeds.............................................   18
Capitalization (Unaudited)..................................   19
Portfolio Composition.......................................   19
Investment Objectives and Principal Investment Strategies...   19
Risk Factors................................................   27
Management of the Trust.....................................   35
Description of AMPS.........................................   36
The Auction.................................................   44
U.S. Federal Income Tax Matters.............................   48
Net Asset Value.............................................   50
Description of Shares.......................................   51
Underwriting................................................   54
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Registrar.................................................   54
Validity of Shares..........................................   55
Table of Contents for Statement of Additional
  Information...............................................   56


                             ----------------------


      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. IF A MATERIAL CHANGE OCCURS IN OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS OR PROSPECTS DURING THE PERIOD WHEN A PROSPECTUS IS REQUIRED TO BE DELIVERED WHEN EFFECTING TRANSACTIONS IN THE AMPS, THE TRUST WILL BE REQUIRED UNDER THE FEDERAL SECURITIES LAWS TO AMEND ITS PROSPECTUS TO REFLECT SUCH CHANGE AND AN UPDATED PROSPECTUS WILL BE DELIVERED BY THOSE PERSONS REQUIRED TO DELIVER A PROSPECTUS.

      Through and including           , 2002, all dealers effecting transactions
in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                        PRIVACY PRINCIPLES OF THE TRUST

      The trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the trust collects, how the trust protects that information and why, in certain cases, the trust may share information with select other parties.

      Generally, the trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the trust. The trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

      The trust restricts access to non-public personal information about its shareholders to employees of the trust's investment adviser and its affiliates with a legitimate business need for the information. The trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY


      This is only a summary. This summary does not contain all of the information that you should consider before investing in the trust's AMPS, especially the information set forth under the heading "Risk Factors." You should read the more detailed information contained in this prospectus, the statement of additional information and the trust's Statement of Preferences of Auction Market Preferred Shares (the Statement) attached as Appendix B to the statement of additional information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.


THE TRUST...................  Pioneer High Income Trust (the trust) is a newly organized, diversified, closed-end management investment company. The trust commenced investment operations on April 26, 2002 and closed an initial public offering of 24,000,000 common shares of beneficial interest. As of June 30, 2002, the trust had 26,610,359 common shares outstanding and net assets of $356,349,662. The trust's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

THE OFFERING................  The trust is offering           shares of Series M
                              AMPS and           shares of Series W AMPS, each
                              at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the trust first issued the AMPS. The AMPS are being offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated and UBS Warburg LLC.

                              The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. In general, except as described under "Dividends and Rate Periods" below and "Description of AMPS -- Dividends and Rate Periods," the dividend period for the AMPS will be seven days, in the case of Series M AMPS, and 28 days, in the case of Series W AMPS. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that rate period. See "The Auction."

                              The AMPS are not listed on an exchange. Instead, investors may buy or sell AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the trust.

                              Generally, investors in the AMPS will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of AMPS in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of the AMPS.

                              An investor should consider whether to invest in a particular series based on the series' rate of return, the investor's time horizon for investment, and the investor's liquidity preference. Investors can choose between two tranches. The Series M has a seven-day dividend period. The Series W has a 28-day dividend period. The Series W, or 28-day tranche, may be suited for investors with a longer investment horizon.

INVESTMENT OBJECTIVES.......  The trust's investment objective is a high level of current income. The trust, as a secondary objective, may also seek capital appreciation to the extent consistent with its investment objective. There can be no assurance that the trust will achieve its investment objectives.

INVESTMENT POLICIES.........  The trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody's or BB or lower by S&P or are unrated securities of comparable quality as determined by Pioneer Investment Management, Inc. (Pioneer), the trust's investment adviser. The trust may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The trust's investments in high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The trust invests in securities with a broad range of maturities.

                              Convertible Securities. The trust's investments in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer. The trust will not invest more than 50% of its total assets in convertible instruments. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

                              Loans. The trust may invest a portion of its assets in loan participations and other direct claims against a borrower. The corporate loans in which the trust invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The trust may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower.

                              Distressed Securities. The trust may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the trust or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by S&P) or which are unrated investments considered by Pioneer to be of comparable quality. An investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the trust to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the trust seeks capital appreciation through investment in distressed securities, the trust's ability to achieve current income for its shareholders may be diminished. The trust also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation).

                              Foreign Issuers. While the trust primarily invests in securities of U.S. issuers, the trust may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States and denominated in foreign currencies, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

                              Illiquid Securities. The trust may invest up to 50% of its total assets in illiquid securities, which are securities that can not be disposed of by the trust within seven days in the ordinary course of business at approximately the amount at which the trust values the securities. Pioneer anticipates that its research efforts and investment approach will result in a significant portion of the trust's assets being invested in thinly traded securities. The trust may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

                              Mortgage- and Asset-Backed Securities and Real Estate Investment Trusts (REITs). The trust may invest in mortgage- and asset-backed securities. Mortgage-backed securities may be issued by private companies or agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in and are secured by and payable from assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. REITs are companies that invest primarily in real estate or real estate related loans. Interests in REITs are significantly affected by the market for real estate and are dependent upon management's skills and cash flows.

                              Mortgage Dollar Rolls. The trust may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the trust sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The trust loses the right to receive interest and principal payments on the security it sold. However, the trust benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The trust may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

                              Strategic Transactions. The trust may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swap contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The trust does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the trust may use derivatives for a variety of non-principal purposes, including:

                              -   As a hedge against adverse changes in
                                  securities market prices, interest rates or currency exchange rates;

                              - As a substitute for purchasing or selling securities; and

                              -   To increase the trust's return as a
                                  non-hedging strategy that may be considered speculative.

                              Other Securities. Normally, the trust invests substantially all of its assets to meet its investment objectives. The trust may invest the remainder of its assets in securities with remaining maturities of less than one year, equity securities, cash equivalents or may hold cash. For temporary defensive purposes, the trust may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the trust may not be able to achieve its investment objectives.

INVESTMENT ADVISER..........  Pioneer is the trust's investment adviser.
                              Pioneer's principal offices are located at 60 State Street, Boston, Massachusetts 02109. Pioneer is responsible on a day-to-day basis for investment of the trust's portfolio in accordance with its investment objectives and policies. Pioneer makes all investment decisions for the trust and places purchase and sale orders for the trust's portfolio securities.

                              Pioneer or its predecessors have been managing investment companies since 1928. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito), one of the leading banking groups in Italy. As of April 30, 2002, Pioneer and its affiliates had approximately $100 billion in assets under management worldwide, including over $20 billion in U.S. open-end and closed-end investment companies.

                              The trust pays Pioneer a fee for its investment advisory services equal to 0.60% of the trust's average weekly managed assets. This fee is payable monthly. "Managed assets" means the total assets of the trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of calculating "managed assets," the liquidation preference of any preferred shares outstanding, including the AMPS, is not considered a liability.


TRADING MARKET..............  The AMPS will not be listed on an exchange.
                              Instead, you may buy or sell AMPS at an auction that normally is held every seven days in the case of Series M AMPS, and every 28 days in the case of Series W AMPS, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.


DIVIDENDS AND RATE
PERIODS.....................  The table below shows the dividend rates, the dividend payment dates and the number of days for the initial rate periods on each series of AMPS offered in this prospectus. For subsequent rate periods, each series of AMPS will pay dividends based on a rate set at auctions, normally held every seven days in the case of the Series M AMPS and every 28 days in the case of the Series W AMPS. In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the applicable maximum rate. See "Description of AMPS -- Dividends and Rate Periods." Dividends on the AMPS will be cumulative from the date the shares are first issued and will be paid out of legally available funds.

                       INITIAL        DATE OF         DIVIDEND PAYMENT         SUBSEQUENT
                       DIVIDEND   ACCUMULATION AT   DATE FOR INITIAL RATE   DIVIDEND PAYMENT     NUMBER OF DAYS OF
                         RATE      INITIAL RATE            PERIOD                 DAY           INITIAL RATE PERIOD
                       --------   ---------------   ---------------------   ----------------   ----------------------
Series M
Series W

                              The trust may, subject to certain conditions, designate special rate periods of more than seven days in the case of the Series M AMPS and more than 28 days in the case of the Series W AMPS. A requested special rate period will not be effective unless sufficient clearing bids were made in the auction immediately preceding the special rate period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The trust must also have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the AMPS, and the lead Broker-Dealers designated by the trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                              UBS Warburg LLC, must not have objected to declaration of a special rate period. The dividend payment date for special rate periods will be set out in the notice designating a special rate period. See "Description of AMPS -- Dividends and Rate Periods -- Designation of Special Rate Periods" and "The Auction."

RATINGS.....................  Each series of AMPS is expected to be issued with a rating of Aaa from Moody's and AAA from Fitch. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on information obtained from the trust and other sources. The ratings may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of AMPS -- Rating Agency Guidelines and Asset Coverage."

REDEMPTION..................  The trust is required to redeem AMPS if the trust does not meet an asset coverage ratio required by the Investment Company Act of 1940 and the rules and regulations thereunder, as amended (1940 Act), or correct a failure to meet a rating agency guideline in a timely manner. The trust may voluntarily redeem AMPS, in whole or in part, under certain conditions. See "Description of AMPS -- Redemption" and "Description of
                              AMPS -- Rating Agency Guidelines and Asset
                              Coverage."

ASSET MAINTENANCE...........  Under the Statement which establishes and fixes the rights and preferences of the shares of each series of AMPS, the trust must maintain:

                              - Asset coverage of the AMPS as required by the rating agency or agencies rating the AMPS; and

                              - Asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS.

                              In the event that the trust does not maintain or cure these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See "Description of AMPS -- Redemption."

                              Based on the composition of the trust's portfolio as of June 30, 2002, the asset coverage of the AMPS as measured pursuant to the 1940 Act would be
                              approximately    % if the trust were to issue
                              AMPS offered representing approximately   % of the
                              trust's managed assets.

LIQUIDATION PREFERENCE......  The liquidation preference for shares of each series of AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of AMPS -- Liquidation."

VOTING RIGHTS...............  The holders of preferred shares, including the
                              AMPS, voting as a separate class, have the right to elect at least two Trustees of the trust at all times. Such holders also have the right to elect a majority of the Trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining Trustees will be elected by holders of common shares and preferred shares, including the AMPS, voting together as a single class. The holders of preferred shares, including the AMPS, will vote as a separate class or classes on certain other matters required under the Statement, the 1940 Act and Delaware law. See "Description of AMPS -- Voting Rights," and "Certain Provisions in the Agreement and Declaration of Trust."

RISKS.......................  Before investing in the AMPS you should consider certain risks carefully.

                              RISKS OF INVESTING IN THE AMPS. The primary risks of investing in the AMPS are:

                              - If an auction fails you may not be able to sell some or all of your shares;

                              - Because of the nature of the market for AMPS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                              - A rating agency could downgrade the rating assigned to the AMPS, which could affect liquidity;

                              - The trust may be forced to redeem AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                              - In certain circumstances, the trust may not earn sufficient income from its investments to pay dividends on the AMPS; and

                              - If interest rates rise, the value of the trust's investment portfolio will decline, reducing the asset coverage for the AMPS.

                              Leverage Risk. The trust's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the trust and the AMPS' asset coverage.


                              Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The trust invests the proceeds from the issuance of the AMPS principally in intermediate- and longer-term, typically fixed rate bonds. The interest rates on intermediate- and longer-term bonds are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to holders of AMPS exceeds the income from the intermediate- and longer-term bonds and other investments purchased by the trust with the proceeds from the sale of the AMPS. Because income from the trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to exceed the rate of return on the trust's investment portfolio by a wide margin before the trust's ability to pay dividends on the AMPS would be jeopardized. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the trust's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.

                              Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Also, if you place hold orders (orders to retain shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your shares. Additionally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. Finally, the dividend period for the AMPS may be changed by the trust, subject to certain conditions with notice to the holders of AMPS, which could also effect the liquidation of your investment.

                              Secondary Market Risk. If you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the trust has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market.

                              You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the trust or other person as the trust permits.


                              Ratings and Asset Coverage Risk. While it is expected that Moody's will assign a rating of Aaa to the AMPS and Fitch will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS.

                              Restrictions on Dividends and Other
                              Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the trust's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the trust's ability to maintain its qualification as a regulated investment company for federal income tax purposes.

                              GENERAL RISKS OF INVESTING IN THE TRUST

                              High Yield Debt Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the trust is subject to the following specific risks:

                              - Increased price sensitivity of the trust's investments to changing interest rates and to a deteriorating economic environment;

                              -   Greater risk of loss due to default or
                                  declining credit quality;

                              - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

                              - If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

                              Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                              The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the trust's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the trust's net asset value.

                              Convertible Securities. The trust may invest up to 50% of its total assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                              Corporate Loans. The trust may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans. By purchasing a participation interest in a loan, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the trust having a contractual relationship only with the lender, not the borrower. The trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the trust only acquires a participation in the loan made by a third party, the trust may not be able to control the exercise of any remedies that the lender would have under the corporate loan. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the trust may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

                              Illiquid Investments. The trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the trust believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Pioneer's judgement may play a greater role in the valuation process. Investment of the trust's assets in illiquid securities may restrict the trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the trust's operations require cash and could result in the trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

                              Foreign Securities.  Investments in non-U.S.
                              issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the trust invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

                              - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

                              - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the trust's portfolio securities at times, in amounts and at prices it considers reasonable;

                              - Adverse effect of currency exchange rates or controls on the value of the trust's investments;

                              - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

                              - Economic, political and social developments may adversely affect the securities markets; or

                              - Withholding and other non-U.S. taxes may decrease the trust's return.

                              Sovereign Debt. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

                              Derivatives. Even a small investment in derivatives can have a significant impact on the trust's exposure to interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the trust's other investments, the trust may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

                              Recent Events. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy. High yield securities tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt instruments than on higher rated fixed income securities.

FEDERAL INCOME TAXATION.....  The trust intends to take the position that under present law the AMPS will constitute stock of the trust. Distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under
                              Section 302(b) of the Internal Revenue Code) will constitute dividends to the extent of the trust's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to shareholders. Distributions of net capital gain that are designated by the trust as capital gain dividends will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the trust.

CUSTODIAN, AUCTION AGENT,
  TRANSFER AGENT, DIVIDEND
  PAYING AGENT AND
  REGISTRAR.................  Brown Brothers Harriman & Co. serves as the trust's custodian. Deutsche Bank Trust Company Americas serves as auction agent, transfer agent, dividend paying agent and registrar for the AMPS.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)


      Information contained in the table below shows the unaudited operating performance of the trust from the commencement of the trust's investment operations on April 26, 2002 through May 31, 2002. Since the trust was recently organized and commenced investment operations on April 26, 2002, the table covers approximately one month of operations, during which a substantial portion of the trust's portfolio was held in temporary investments pending investment in high yield debt securities that meet the trust's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the trust's future operating performance.

                                                                   FOR THE PERIOD
                                                              APRIL 26, 2002(1) THROUGH
                                                                    MAY 31, 2002
                                                              -------------------------
                                                                     (UNAUDITED)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2).....................          $  14.33
                                                                      --------
Increase (decrease) from investment operations:
  Net investment income.....................................              0.05
  Net realized and unrealized gain (loss) on investments and
     foreign currency transactions..........................             (0.16)
  Dividends to preferred shareholders.......................                --
                                                                      --------
Net increase (decrease) from investment operations..........             (0.11)
                                                                      --------
Organizational expenses and offering costs charged to
  capital...................................................             (0.03)
                                                                      --------
Net asset value, end of period(3)...........................          $  14.19
                                                                      ========
Market value, end of period(3)..............................          $  15.00
                                                                      ========
          Total investment return(4)........................                --%
                                                                      ========
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS:
Expenses....................................................              0.67%(5)
Net investment income before preferred share dividends......              3.95%(5)
Preferred share dividends...................................                --%(5)
Net investment income applicable to common shareholders.....              3.95%(5)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000).............          $354,428
Portfolio turnover..........................................              1.57%
Net assets applicable to common shareholders, end of period
  (000).....................................................          $369,091
Preferred shares outstanding (000)..........................                --

------------

(1)  Commencement of investment operations.
(2) Net asset value immediately after the closing of the first public offering was $14.30.
(3) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(4) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the trust's dividend reinvestment plan. Total investment returns of less than a full period are not annualized. Past performance is not a guarantee of future results.
(5)  Annualized.

      The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the trust's common shares.

                                   THE TRUST

      The trust is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The trust was organized as a Delaware business trust on January 30, 2002, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. On April 30, 2002, the trust issued an aggregate of 24,000,000 common shares of beneficial interest, no par value, pursuant to the initial public offering. The trust issued 2,000,000 common shares on May 14, 2002 and 600,000 common shares on June 10, 2002 pursuant to an over-allotment provision. The trust's common shares are traded on the New York Stock Exchange under the symbol "PHH". The trust's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6292.

      The following provides information about the trust's outstanding shares as of June 30, 2002.

                                                                  AMOUNT HELD BY
                                                   AMOUNT      THE TRUST OR FOR ITS       AMOUNT
TITLE OF CLASS                                   AUTHORIZED          ACCOUNT           OUTSTANDING
--------------                                   ----------    --------------------    ------------
Common Shares..................................  Unlimited              0                26,610,359
Preferred Shares
  Series M AMPS................................  Unlimited              0                         0
  Series W AMPS................................  Unlimited              0                         0

                                USE OF PROCEEDS

      The net proceeds of this offering will be approximately $          after
payment of the estimated offering costs. The trust will invest the net proceeds of the offering in accordance with the trust's investment objectives and policies as stated below. We currently anticipate that the trust will be able to invest substantially all of the net proceeds in high yield debt securities that meet the trust's investment objectives and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

                           CAPITALIZATION (UNAUDITED)

      The following table sets forth the capitalization of the trust as of June 30, 2002, and as adjusted to give effect to the issuance of the AMPS offered hereby assuming the trust issues AMPS representing approximately 22% of the trust's total assets.

                                                              ACTUAL         AS ADJUSTED
                                                              ------         -----------
Preferred Shares, $.0001 par value, $25,000 stated value per share, at liquidation value; unlimited shares authorized
  (no shares issued; 4040 shares issued, as adjusted).......   $         --  $101,000,000
                                                                              ===========
Shareholder's Equity:
  Common shares, no par value per share; unlimited shares
     authorized, 26,610,359 shares outstanding(1)...........    380,457,227   380,457,227
  Paid-in surplus
     Balance of undistributed net investment income.........        241,072       241,072
     Accumulated net realized gain/loss from investment
       transactions.........................................       (780,476)     (780,476)
     Net unrealized appreciation/depreciation of
       investments..........................................    (23,568,161)  (23,568,161)
                                                                -----------   -----------
     Net assets attributable to common shares...............   $356,349,662  $356,349,662
                                                                ===========   ===========

------------

(1) None of these outstanding shares are held by or for the account of the trust.

                             PORTFOLIO COMPOSITION

      As of June 30, 2002, approximately 92.7% of the market value of the trust's portfolio was invested in high yield debt securities and approximately 7.3% of the market value of the trust's portfolio was invested in short-term investment grade debt securities. The following table sets forth certain information with respect to the composition of the trust's investment portfolio as of June 30, 2002, based on the highest rating assigned each investment.

                                                                 VALUE
CREDIT RATING                                                    (000)       PERCENT
-------------                                                 -----------    -------
Aaa/AAA.....................................................   $     --        --%
Aa/AA.......................................................         --        --
A/A.........................................................         --        --
Baa/BBB.....................................................     24,760       6.7
Ba/BB.......................................................     38,884      10.6
B/B.........................................................    201,057      54.8
Caa/CCC.....................................................      5,715       1.6
Unrated+....................................................     69,700      19.0
Short-Term..................................................     26,900       7.3
                                                                -------     -----
  TOTAL.....................................................    367,016     100.0%
                                                                =======     =====

------------

 + Refers to securities that have not been rated by Moody's or S&P. See "Investment Objectives and Principal Investment Strategies -- Principal Investment Strategies."

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

      The trust's investment objective is a high level of current income. The trust may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. The trust's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the trust. The trust makes no assurance that it will realize its objectives.

PRINCIPAL INVESTMENT STRATEGIES

      Under normal market conditions, the trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade debt securities, loans and preferred stocks. This is a non-fundamental policy and may be changed by the Board of Trustees of the trust provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act.

      High Yield Securities. The high yield securities in which the trust invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by Pioneer to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the trust may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors." For purposes of the trust's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the trust will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The trust's high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The trust invests in high yield securities with a broad range of maturities.

      Convertible Securities. The trust's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The trust will not invest more that 50% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objectives and other investment policies, the trust may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.

      Loans. The trust may invest a portion of its assets in loan participations and other direct claims against a borrower. The trust considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and includes corporate loans in determining whether at least 80% of its assets are invested in high yield debt instruments. The corporate loans in which the trust invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The trust may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the trust having a contractual relationship only with the lender, not the borrower. The trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the trust in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (SEC).

      As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by S&P), or may be unrated investments considered by Pioneer to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the trust may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

      Distressed Securities. The trust may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the trust or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by S&P) or which are unrated investments considered by Pioneer to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the trust to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the trust seeks capital appreciation through investment in distressed securities, the trust's ability to achieve current income for its shareholders may be diminished. The trust also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the trust, there can be no assurance that the securities or other assets received by the trust in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the trust upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the trust's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the trust may be restricted from disposing of such securities.

      Preferred Shares. The trust may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the trust's fixed income securities.

      Foreign Securities. While the trust primarily invests in securities of U.S. issuers, the trust may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

      Illiquid Securities. The trust may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The trust may invest up to 50% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Such investments may affect the trust's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.

      Structured Securities. The trust may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the trust's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

      Mortgage-Backed Securities. The trust may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits (REMIC) pass-through certificates, collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the trust's portfolio at the time the trust receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the trust buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the trust's principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities but also may be subject to greater price changes than governmental issues.

      Asset-Backed Securities. The trust may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

      The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

      REITs. REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). The trust will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the trust. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

      U.S. Government Securities. U.S. government securities in which the trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the

U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

      Zero Coupon Securities. The securities in which the trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the trust's distribution obligations, in which case the trust will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

      Investments in Equity Securities. Consistent with its objectives, the trust may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the trust. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the trust.

      Other Investment Companies. The trust may invest in the securities of other investment companies to the extent that such investments are consistent with the trust's investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, the trust may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the trust, or (iii) more than 5% of the trust's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The trust does not currently intend to invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor. However, Pioneer has applied for, and if granted would rely upon, an exemptive order from the SEC that would permit the trust to invest cash balances in money market funds managed by Pioneer.

      The trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the trust's own operations.

      Defensive and Temporary Investments. When changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the trust may purchase higher rated debt instruments if Pioneer believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the trust may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by Pioneer to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities.

      Strategic Transactions. The trust may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although Pioneer seeks to use the practices to further the trust's investment objectives, no assurance can be given that these practices will achieve this result.

      The trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the trust's portfolio, protect the value of the trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the trust's total assets will be committed to initial margin for Strategic Transactions for non-hedging purposes.

      Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on Pioneer's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the trust can realize on an investment, or may cause the trust to hold a security that it might otherwise sell. The use of currency transactions can result in the trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the trust to deliver or receive a specified currency. Additionally, amounts paid by the trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the trust for investment purposes.

      A more complete discussion of Strategic Transactions and their risks is contained in the statement of additional information.

      Mortgage Dollar Rolls. The trust may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the trust sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The trust loses the right to receive interest and principal payments on the security it sold. However, the trust benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The trust may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

      Repurchase Agreements. The trust may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the trust's purchase price, with the difference being income to the trust. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the trust. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the trust's custodian in a segregated, safekeeping account for the benefit of the trust. Repurchase agreements afford the trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the trust has not perfected a security interest in the security, the trust may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the trust would be at risk of losing some or all of the principal and interest involved in the transaction.

      Lending of Portfolio Securities. The trust may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The trust will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the trust's total assets.

      Portfolio Turnover. It is the policy of the trust not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the trust.

PIONEER'S INVESTMENT APPROACH


      Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the trust's investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the trust's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

      Pioneer's analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. While Pioneer considers as one factor in its credit analysis the ratings assigned by the rating services, Pioneer performs its own independent credit analysis of issuers and, consequently, the trust may invest, without limit, in unrated securities. As a result, the trust's ability to achieve its investment objectives may depend to a greater extent on Pioneer's own credit analysis than investment companies which invest in higher rated securities.

      In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. If a rating organization changes the quality rating assigned to one or more of the trust's portfolio securities, Pioneer will consider if any action is appropriate in light of the trust's investment objectives and policies.

                                  RISK FACTORS

      Investing in the trust involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

RISKS OF INVESTMENT IN AMPS

      Leverage Risk. The trust uses financial leverage for investment purposes by issuing AMPS. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage may represent up to __% of the trust's managed assets.

      The trust's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the trust and the AMPS' asset coverage. As long as the AMPS are outstanding, the trust does not intend to utilize other forms of leverage, if after giving effect to such other form of leverage, the trust's borrowing and the liquidation preference on the AMPS exceed 33 1/3% of the trust's total assets.

      Because the fee paid to Pioneer will be calculated on the basis of the trust's managed assets (which equals the aggregate net asset value of the common shares plus the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving Pioneer an incentive to utilize leverage.

      Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The trust invests the proceeds from the issuance of the AMPS principally in intermediate- and longer-term, typically fixed rate bonds. The interest rates on intermediate- and longer-term bonds are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to holders of AMPS exceeds the income from the intermediate- and longer-term bonds and other investments purchased by the trust with the proceeds from the sale of AMPS. Because income from the trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to exceed the rate of return on the trust's investment portfolio by a wide margin before the trust's ability to pay dividends on the AMPS would be jeopardized. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the trust's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.

      Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. Finally, the dividend period for the AMPS may be changed by the trust, subject to certain conditions with notice to the holders of AMPS, which could also effect the liquidation of your investment. See "Description of AMPS" and "The Auction -- Auction Procedures."

      Secondary Market Risk. If you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the trust has designated a special rate period (a rate period of more than seven days in the case of Series M AMPS, and more than 28 days in the case of Series W
AMPS), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the trust's auction agent, Deutsche Bank Trust Company Americas, and the trust or other person as the trust permits. The trust does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS will not be listed on a stock exchange or the Nasdaq stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

      Ratings and Asset Coverage Risk. While it is expected that Moody's will assign a rating of Aaa to the AMPS and Fitch will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch downgrades the AMPS, the trust may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the trust fails to satisfy the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage," the trust will be required to redeem a sufficient number of AMPS in order to return to compliance with the asset coverage ratios. The trust may be required to redeem AMPS at a time when it is not advantageous for the trust to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The trust may voluntarily redeem AMPS under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the trust or the merger of the trust into another entity would require the approval of the holders of the AMPS voting as a separate class as discussed under "Description of the AMPS -- Voting Rights," a sale of substantially all the assets of the trust or the merger of the trust with or into another entity would not be treated as a liquidation of the trust nor require that the trust redeem the AMPS, in whole or in part, provided that the trust continued to comply with the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage." See "Description of AMPS -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the trust must meet.

      Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the trust's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the trust's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the trust intends to redeem AMPS to enable the trust to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Internal Revenue Code. See "U.S. Federal Income Tax Matters."

GENERAL RISKS OF INVESTING IN THE TRUST

      Limited Operating History. The trust is a recently organized, diversified, closed-end management investment company that has been operational for approximately two months.

      Interest Rate Risk. Interest rate risk is the risk that bonds (and the trust's total managed assets) will decline in value because of changes in interest rates. Fixed income securities, including high yield securities, are subject to certain common risks, including:

      - If interest rates go up, the value of debt securities in the trust's portfolio generally will decline;

      - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

      - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

      - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

      The trust's use of leverage will increase interest rate risk. See "Rish Factors -- Risks of Investment in AMPS."

      Credit Risk. Credit risk is the risk that an issuer of a debt security will become unable to meet its obligation to make interest and principal payments. In general, lower-rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the trust's net asset value or dividends. The trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade debt securities, loans and preferred stocks. These securities are rated Ba/BB or B or lower by Moody's or S&P or that are unrated but judged to be of comparable quality by Pioneer.

      High Yield Debt Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the trust is subject to the following specific risks:

      - Increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      -   Greater risk of loss due to default or declining credit quality;

      - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      - If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

      Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. S&P assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody's and S&P ratings.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The percentage of defaults on high yield debt securities as reported by Moody's was 5.5% and 5.7% in 1999 and 2000, and increased to 10.2% in 2001. If the national economy enters into a deeper recessionary phase during 2002 or interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the trust's net asset value and the market value of its shares. In addition, the trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the trust may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the trust would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the trust's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the trust's net asset value.

      Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the trust invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

      If the trust invests in high yield securities that are rated C or below, the trust will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The trust may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The trust may be required to bear certain extraordinary expenses in order to protect and recover its investment.

      Convertible Securities. The trust may invest up to 50% of its total assets in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

      Corporate Loans. The trust may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans. By purchasing a participation interest in a loan, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the trust having a contractual relationship only with the lender, not the borrower. The trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

      Unlike most other high yield securities, corporate loan obligations are frequently secured by security interests in the assets of the borrower and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. If the trust only acquires a participation in the loan made by a third party, the trust may not be able to control the exercise of any remedies that the lender would have under the corporate loan. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the trust may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

      Mortgage- and Asset-Backed Securities and Structured Securities. To the extent the trust invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. The value of interest only instruments may decline significantly or these instruments may become worthless in the event that the underlying mortgage pool experiences substantial and unanticipated payments.

      The trust may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

      Illiquid Investments. The trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the trust believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Pioneer's judgement may play a greater role in the valuation process. Investment of the trust's assets in illiquid securities may restrict the trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the trust's operations require cash and could result in the trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      Foreign Securities. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the trust invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

      - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

      - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the trust's portfolio securities at times, in amounts and at prices it considers reasonable;

      - Adverse effect of currency exchange rates or controls on the value of the trust's investments;

      - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

      - Economic, political and social developments may adversely affect the securities markets; and

      -   Withholding and other non-U.S. taxes may decrease the trust's return.

      There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

      Economies and social and political climate in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the trust's investments and the availability to the trust of additional investments in such countries.

      Currency Risks. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The trust's investment performance may be negatively affected by a devaluation of a currency in which the trust's investments are denominated or quoted. Further, the trust's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

      Sovereign Debt. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars for a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Strategic Transactions. Even a small investment in derivatives can have a significant impact on the trust's exposure to interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the trust's other investments, the trust may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

      Recent Events. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy. High yield debt instruments tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt instruments than on higher rated fixed income securities.

      Anti-takeover Provisions. The trust's Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the trust or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the trust. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for open-ending the trust or a merger, liquidation, asset sale or similar transaction.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

      The trust's Board of Trustees provides broad supervision over the affairs of the trust. The officers of the trust are responsible for the trust's operations. The Trustees and officers of the trust, together with their principal occupations during the past five years, are listed in the statement of additional information. Each of the Trustees serves as a Trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser.

INVESTMENT ADVISER

      The trust has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. Pioneer's principal offices are located at 60 State Street, Boston, Massachusetts 02109. As of April 30, 2002, assets under management were approximately $100 billion worldwide, including over $20 billion in assets under management by Pioneer. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredito's subsidiaries.

      As the trust's investment adviser, Pioneer provides the trust with investment research, advice and supervision and furnishes the trust with an investment program consistent with the trust's investment objectives and policies, subject to the supervision of the trust's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the trust's securities transactions, and reports to the Trustees on the trust's investments and performance.

COMPENSATION AND EXPENSES

      Under the management contract, the trust will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.60% of the trust's average weekly managed assets. Because the fee paid to Pioneer is determined on the basis of the trust's managed assets, Pioneer's interest in determining whether to leverage the trust may differ from the interests of the trust.

      The trust's average weekly managed assets are determined for the purpose of calculating the management fee by taking the average of all the weekly determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of its management contract with the trust, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the trust, with the exception of the following, which are to be paid by the trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust; (d) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the trust is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the trust and the Trustees; (i) compensation of those Trustees of the trust who are not affiliated with or interested persons of Pioneer or the trust (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; and (l) the fees and other expenses of listing the trust's shares on the New York Stock Exchange or any other national stock exchange. In addition, the trust will pay all brokers' and underwriting commissions chargeable to the trust in connection with securities transactions to which the trust is a party.

      The trust has also entered into an administration agreement with Pioneer, pursuant to which Pioneer provides certain administrative and accounting services. Pioneer is reimbursed by the trust for Pioneer's costs in providing such services, except for the fees of any sub-administrators retained by Pioneer, which fees are paid by Pioneer. Pioneer has retained Princeton Administrators L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the trust on its behalf. Pioneer will pay Princeton Administrators L.P. a monthly fee equal at an annual rate to 0.10% of the average weekly value of the trust's managed assets, subject to a minimum monthly fee of $10,000.

PORTFOLIO MANAGER

      Day-to-day management of the trust's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

      John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Mr. Taubes and his team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.

                              DESCRIPTION OF AMPS

      The following is a brief description of the material terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Statement (Appendix B to the statement of additional information).

GENERAL

      The trust's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of an unlimited number of Series M AMPS and an unlimited number of Series W AMPS. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

      The AMPS of each series will rank on parity with each other and any other series of preferred shares of the trust as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters on which AMPS can be voted. The AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND RATE PERIODS

      The following is a general description of dividends and rate periods for the AMPS.

      Rate Periods. The initial rate period for each series of AMPS is as set forth below:

SERIES                                                      INITIAL RATE PERIOD
------                                                      -------------------
Series M..................................................           Days
Series W..................................................           Days

      Any subsequent rate periods of a series of AMPS will generally be seven days, in the case of Series M AMPS, and 28 days, in the case of Series W AMPS. The trust, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Designation of Special Rate Periods" below.

      Dividend Payment Dates. Dividends on each series of AMPS will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series as follows (each, a Dividend Payment Date):

                                      INITIAL DIVIDEND     SUBSEQUENT DIVIDEND
SERIES                                  PAYMENT DATE          PAYMENT DATES
------                                -----------------    -------------------
Series M............................
Series W............................

      If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day or as otherwise specified in the Statement. In addition, the trust may specify different Dividend Payment Dates for any special rate period of more than seven days in the case of Series M AMPS and more than 28 days in the case of Series W AMPS, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

      Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

      Calculation of Dividend Payment. The trust computes the dividends per share payable on shares of a series of AMPS by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at dividends per share.

      Dividends on shares of each series of AMPS will accumulate from the date
of their original issue, which is             , 2002. The initial dividend rate
for the Series M AMPS is      % and for the Series W AMPS is      %. For each
dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

      The maximum applicable rate for any regular rate period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the applicable AA Composite Commercial Paper Rate. The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by certain commercial paper dealers designated by the trust. In the case of a special rate period, the maximum applicable rate will be specified by the trust in the notice of the special rate period for such special dividend payment period. The applicable percentage for a series of AMPS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's or Fitch. If Moody's or Fitch or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

         APPLICABLE PERCENTAGE PAYMENT TABLE
-----------------------------------------------------
        CREDIT RATINGS          APPLICABLE PERCENTAGE
------------------------------  ---------------------
MOODY'S              FITCH
-------           ------------
Aa3 or higher        AA- or              150%
                     higher
A3 to A1            A- to A+             200%
Baa3 to Baa1      BBB- to BBB+           225%
Below Baa3         Below BBB-            275%

      Prior to each dividend payment date, the trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The trust does not intend to establish any reserves for the payment of dividends.


      Restrictions on Dividends and Other Distributions. While any of the AMPS are outstanding, the trust, except as provided below, may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the trust may not call for redemption or redeem any of its common shares. However, the trust is not confined by the above restrictions if:

      - immediately after such transaction, the discounted value of the trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the value of the trust's portfolio would be equal to or greater than the 1940 Act Preferred Shares Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

      - full cumulative dividends on each series of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

      - the trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

      The trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the trust ranking, as to the payment of dividends, on a parity with AMPS unless the trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the AMPS through its most recent dividend payment date. However, when the trust has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any other class or series of shares of the trust ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

      Designation of Special Rate Periods. The trust may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the trust will give notice (request for special dividend period) to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding rate period for the series of AMPS be a number of days specified in such notice. The requested special rate period will not be effective unless sufficient clearing bids for shares of such series were made in the auction immediately preceding such special rate period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The trust must also have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the AMPS, and the lead Broker-Dealers designated by the trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC, must not have objected to declaration of a special rate period. The trust also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount. A notice for special rate period also will specify whether the shares of a particular series of AMPS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the trust in connection with such optional redemption.

REDEMPTION

      Mandatory Redemption. The trust is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS (1940 Act Preferred Shares Asset Coverage). Eligible portfolio securities for purposes of the Preferred Shares Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the AMPS. If the trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the AMPS, the trust must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding AMPS. The mandatory redemption will be limited to the number of AMPS necessary, after giving effect to such redemption, in order that the discounted value of the trust's portfolio equals or exceeds the Preferred Share Maintenance Amount, and the value of the trust's portfolio equals or exceeds the 1940 Act Preferred Shares Asset Coverage. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the trust will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among each series of AMPS and any other preferred shares of the trust subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the trust may redeem such shares by lot or other method that it deems fair and equitable. The mandatory redemption will be limited to the number of AMPS and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

      Optional Redemption. To the extent permitted under the 1940 Act and Delaware law, the trust at its option may, without the consent of the holders of AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the trust, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The trust will not make any optional redemption unless, after giving effect thereto,
(i) the trust has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the trust unless all dividends in arrears on the outstanding AMPS, including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

      If the trust is liquidated, the holders of any series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the trust available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the trust. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the trust.

      For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the trust does not include:

      - the sale of all or substantially all the property or business of the trust;

      - the merger or consolidation of the trust into or with any other business trust or corporation; or

      - the merger or consolidation of any other business trust or corporation into or with the trust.

      In addition, none of the foregoing would result in the trust being required to redeem any AMPS if after such transaction the trust continued to comply with the rating agency guidelines and asset coverage ratios.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

      The trust is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating discounted value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the trust's portfolio. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the trust's portfolio. The amount of ineligible assets included in the trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the AMPS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares, and (b) certain accrued and projected dividend and other payment obligations of the trust.

      The trust is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The trust's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the trust and market conditions as of June 30, 2002, the 1940 Act Preferred Shares Asset Coverage with respect to all of the trust's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $ would have been computed as follows:

Value of trust assets less liabilities
not constituting
senior securities                           $
---------------------------------------   = ------------      =    %
Senior securities representing
indebtedness plus liquidation value of
the preferred shares

      In the event the trust does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the trust will be required to redeem AMPS as described under "Redemption -- Mandatory Redemption" above.

      The trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the AMPS or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the trust pursuant to the rating agency guidelines in the event such rating agency is no longer rating the AMPS or the trust receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

      As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the trust and Pioneer and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

      The rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The trust will pay certain fees to Moody's and Fitch for rating the AMPS.

VOTING RIGHTS

      Except as otherwise provided in this prospectus or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

      Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the trust's Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including AMPS, as described above, would constitute a majority of the Board. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

      As long as any AMPS are outstanding, the trust will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

      (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the trust, or authorize, create or issue additional shares of any series of AMPS or any other preferred shares, unless, in the case of preferred shares on a parity with the AMPS, the trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the trust continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred

          Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

      (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the trust will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the trust not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

      (c) authorize the trust's conversion from a closed-end to an open-end investment company;

      (d) amend the provisions of the Agreement and Declaration of Trust, which provide for the classification of the Board of Trustees of the trust into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year; or

      (e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the AMPS.

      So long as any shares of the AMPS are outstanding, the trust shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the trust is solvent and does not foresee becoming insolvent.

      To the extent permitted under the 1940 Act, the trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, or the Statement, the affirmative vote of the holders of a majority of the outstanding AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Agreement and Declaration of Trust, or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Agreement and Declaration of Trust.

      The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

      The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement, the material terms of which are summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS. See the Statement included in the statement of additional information for a more complete description of the auction process.

      Auction Agency Agreement. The trust will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of AMPS, so long as the applicable rate for shares of such series of AMPS is to be based on the results of an auction.

      The auction agent may terminate the auction agency agreement upon notice to the trust no earlier than 60 days after delivery of said notice. If the auction agent should resign, the trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The trust may remove the auction agent provided that, prior to removal, the trust has entered into a replacement agreement with a successor auction agent.

      Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the trust, which provide for the participation of those Broker-Dealers in auctions for AMPS.

      The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the trust, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction.

      The trust may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement.

AUCTION PROCEDURES

      Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer:

      1. Hold Order -- indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

      2. Bid -- indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

      3. Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

      A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 91 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

      A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.


      The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the trust.

      There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

      If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum rate on the auction date. However, if the trust has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be the seven-day AA Composite Commercial Paper Rate for the Series M AMPS and the 30-day AA Composite Commercial Paper Rate for the Series W AMPS.

      The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same day funds.

      The auctions for Series M AMPS will normally be held every seven days, and each subsequent dividend period will normally begin on the following business day.

      The auctions for Series W AMPS will normally be held every 28 days, and each subsequent dividend period will normally begin on the following business day.

      If an Auction Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next dividend period will be the Auction Rate determined on the previous Auction Date.

      If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

      - the Dividend Payment Date for the affected dividend period will be the next business day on which the trust and its paying agent, if any, can pay the dividend;

      - the affected dividend period will end on the day it otherwise would have ended; and

      - the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

      The following is a simplified example of how a typical auction works. Assume that the trust has 1,000 outstanding AMPS of either series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A.............  Owns 500 shares, wants to      Bid order of 4.1% rate for
                               sell all 500 shares if         all 500 shares
                               auction rate is less than
                               4.1%
Current Holder B.............  Owns 300 shares, wants to      Hold order -- will take the
                               hold                           auction rate
Current Holder C.............  Owns 200 shares, wants to      Bid order of 3.9% rate for
                               sell all 200 shares if         all 200 shares
                               auction rate is less than
                               3.9%
Potential Holder D...........  Wants to buy 200 shares        Places order to buy at or
                                                              above 4.0%
Potential Holder E...........  Wants to buy 300 shares        Places order to buy at or
                                                              above 3.9%
Potential Holder F...........  Wants to buy 200 shares        Places order to buy at or
                                                              above 4.1%

      The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFERS OF AMPS

      The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the Nasdaq stock market.

      Investors who purchase AMPS in an auction (particularly if the trust has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

      A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

      - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

      -   to a Broker-Dealer; or

      - to such other persons as may be permitted by the trust; provided, however, that a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the trust) to whom such transfer is made will advise the auction agent of such transfer.

                        U.S. FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of AMPS. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (IRS) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

      The trust intends to elect be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which the following discussion assumes, the trust must satisfy certain tests regarding the nature of its income and the diversification of its assets. If the trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the trust generally will be relieved of U.S. federal income tax on any income of the trust, including long-term capital gains, distributed to shareholders. However, if the trust retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax.

      Under the Internal Revenue Code, the trust will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the trust's distributions will be sufficient to avoid this tax entirely.

      Based in part on its lack of any present intention on the part of the trust to redeem or purchase the AMPS at any time in the future, the trust intends to take the position that under present law the AMPS will constitute stock of the trust and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Internal Revenue Code) will constitute dividends to the extent of the trust's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below) and generally will not qualify for the dividends-received deduction available to corporations under Section 243 of the Internal Revenue Code, although if a portion of the trust's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the trust to corporate shareholders may qualify for the dividends-received deduction. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the AMPS constitute debt of the trust. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the trust to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the trust, would be included in full in the income of the recipient and would be taxed as ordinary income.

      Dividends paid out of the trust's current or accumulated earnings and profits are generally taxable as ordinary income except as described below. Distributions of net capital gain that are designated by the trust as capital gain dividends will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the trust. Distributions, if any, in excess of the trust's current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (including ordinary income and capital gains). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the trust intends to designate distributions made to the common shareholders and the preferred shareholders of particular types of income in accordance with each such class's proportionate shares of such income.

      If the trust retains any net capital gain, the trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

      Sales and other dispositions of AMPS generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the trust's shares (including a redemption of AMPS) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if AMPS are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.

      Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the trust (including those acquired pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

      The trust is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the trust's shares paid to certain holders of the trust's shares who do not furnish the trust with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they generally affect the taxation of the trust and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the trust can be found in the statement of additional information, which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

      The trust calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the trust plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to Pioneer, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

      The trust generally values its portfolio securities using closing market prices or readily available market quotations. The trust may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the trust may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the trust's Trustees. The trust also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the trust may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the trust could change on a day you cannot buy or sell shares of the trust. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

                             DESCRIPTION OF SHARES

      The trust is authorized to issue an unlimited number of common shares, without par value. The trust is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement of Declaration of Trust and by-laws to reflect the terms of any such class or series, including any class of preferred shares. The trust is also authorized to issue other securities, including debt securities.

COMMON SHARES

      Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the trust available for distribution to common shareholders upon liquidation of the trust. Common shareholders are entitled to one vote for each share held.

      So long as any shares of the trust's preferred shares, including the AMPS, are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the trust unless all accumulated dividends on preferred shares have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

      The trust will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

      The trust's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the trust or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the trust.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one third of the Board of Trustees is elected by shareholders each year.

      A Trustee may be removed from office with or without cause but only by vote of the holders of at least 75% of the shares entitled to be voted on the matter.

      In addition, the Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the trust's shares to approve, adopt or authorize the following:

      - a merger or consolidation or statutory share exchange of the trust with any other corporations;

      - a sale of all or substantially all of the trust's assets (other than in the regular course of the trust's investment activities); or

      -   a liquidation or dissolution of the trust;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the trust's shares is required. Adoption or authorization of the foregoing also would require the favorable vote of a majority of the trust's preferred shares then entitled to be voted, voting as a separate class.

      In addition, conversion of the trust to an open-end investment company would require an amendment to the trust's Agreement and Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the trust's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the by-laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the trust is converted to an open-end investment company, the trust would be required to redeem the AMPS.

      In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") is any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the trust. The 5% holder transactions subject to these special approval requirements are:

      - the merger or consolidation of the trust or any subsidiary of the trust with or into any Principal Shareholder;

      - the issuance of any securities of the trust to any Principal Shareholder for cash;

      - the sale, lease or exchange of all or any substantial part of the assets of the trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; or

      - the sale, lease or exchange to the trust or any subsidiary of the trust, in exchange for securities of the trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

      The Agreement and Declaration of Trust and by-laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the by-laws (except for any by-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the trust, can be amended or repealed except by the vote of such required number of shares.

      The trust's by-laws generally require that advance notice be given to the trust in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the trust not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the by-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the by-laws.

                                  UNDERWRITING

      Subject to the terms and conditions of the purchase agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the trust has agreed to sell to such Underwriter, the number of AMPS set forth opposite the name of such Underwriter.

                                                            NUMBER OF SHARES
                                                          --------------------
                                                          SERIES M    SERIES W
                      UNDERWRITER                         --------    --------
                      -----------
Merrill Lynch, Pierce, Fenner & Smith Incorporated......
UBS Warburg LLC.........................................
Salomon Smith Barney Inc. ..............................
                                                          --------    --------
             Total......................................
                                                          ========    ========

      The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the trust of Aaa an AAA ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any of the shares. In the purchase agreement, the trust and Pioneer have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

      The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not in excess of $   per share. The sales load the trust will
pay of $250 per share is equal to 1% of the initial offering price of the AMPS. The Underwriters may allow, and such dealers may reallow, a concession not in
excess of $   per share on sales to certain other dealers. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public
offering on or before           , 2002.

      The trust anticipates that the Underwriters may from time to time act as brokers or dealers in executing the trust's portfolio transactions and that the Underwriters, or their affiliates, may act as counterparty in connection with the interest rate transactions described above after they have ceased to be underwriters.

      The trust anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the statement of additional information. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the trust.


      The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of UBS Warburg LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Salomon Smith Barney Inc. is
388 Greenwich Street, New York, New York 10013.

      The settlement date for the purchase of the AMPS will be           , 2002,
as agreed upon by the Underwriters, the trust and Pioneer pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The trust's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Deutsche Bank Trust Company Americas is the transfer agent for the AMPS. Deutsche Bank Trust Company Americas' address is 100 Plaza One, Jersey City,
New Jersey 07311. Pioneer Investment Management Shareholder Services Inc. is the transfer agent for the trust's common shares. The transfer agent for the trust's common shares has engaged Mellon Investor Services LLC as sub-transfer agent, registrar, shareholder servicing agent and dividend disbursing agent for the trust's common shares. Mellon Investor Services LLC's address is 85 Challenger Road, Ridgefield Park, New Jersey 07660.

                               VALIDITY OF SHARES

      Certain legal matters in connection with the shares offered hereby are passed on for the trust by Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the underwriters by Clifford Chance Rogers & Wells LLP, New York, New York.

                             TABLE OF CONTENTS FOR
                      STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Use of Proceeds.............................................    2
Investment Objectives and Policies..........................    2
Investment Restrictions.....................................   15
Management of the Trust.....................................   16
Portfolio Transactions......................................   26
Repurchase of Common Shares.................................   27
Additional Information Concerning the Auctions for AMPS.....   29
Rating Agency Guidelines....................................   30
U.S. Federal Income Tax Matters.............................   46
Performance-Related, Comparative and Other Information......   51
Experts.....................................................   53
Additional Information......................................   53
Financial Statements and Independent Auditors' Report.......   54
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Statement of Preferences of Auction Market
  Preferred Shares..........................................  B-1
Appendix C -- Auction Procedures............................  C-1
Appendix D -- Settlement Procedures.........................  D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  [PIONEER LOGO]
                               $

                           PIONEER HIGH INCOME TRUST


                    AUCTION MARKET PREFERRED SHARES ("AMPS")


                                       SHARES, SERIES M

                                       SHARES, SERIES W


                    LIQUIDATION PREFERENCE $25,000 PER SHARE



                             ---------------------
                                   PROSPECTUS
                             ---------------------


                               MERRILL LYNCH & CO.
                                   UBS WARBURG
                              SALOMON SMITH BARNEY

                                 JULY   , 2002



"AMPS" is a registered service mark of Merrill Lynch & Co.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   11958-00-0502

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED JULY 3, 2002

                            PIONEER HIGH INCOME TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


Pioneer High Income Trust (the "trust") is a newly organized, diversified, closed-end management investment company. The Auction Market Preferred Shares ("AMPS"SM) are series of preferred shares of the trust. This statement of additional information relating to the Trust's Series M AMPS and Series W AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated July ___, 2002. This statement of additional information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the trust's Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix B to this statement of additional information.

                                TABLE OF CONTENTS


Use of Proceeds............................................................2
Investment Objectives and Policies.........................................2
Investment Restrictions....................................................15
Management of the Trust....................................................16
Portfolio Transactions.....................................................27
Repurchase of Common Shares................................................28
Additional Information Concerning the Auctions for AMPS....................29
Rating Agency Guidelines...................................................30
U.S. Federal Income Tax Matters............................................47
Performance-Related, Comparative and Other Information.....................51
Experts....................................................................53
Additional Information.....................................................53
Financial Statements and Independent Auditors' Report......................54
Appendix A - Description of Ratings........................................A-1
Appendix B - Statement of Preferences of Auction Market Preferred Shares...B-1
Appendix C - Auction Procedures............................................C-1
Appendix D - Settlement Procedures.........................................D-1

        This statement of additional information is dated July ___, 2002.


"AMPS" is a registered service mark of Merrill Lynch & Co.

                                 USE OF PROCEEDS


Pending investment in securities that meet the trust's investment objectives and policies, the net proceeds will be invested in accordance with the trust's investment objectives and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in high quality, short-term debt securities. If necessary, the trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in high yield securities.


                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the trust. This section supplements the disclosure in the trust's prospectus and provides additional information on the trust's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the trust's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the trust's restrictions and policies.

PRIMARY INVESTMENTS

Under normal circumstances, the trust invests at least 80% of its assets (net assets plus borrowing) in below investment grade (high yield) debt securities, loans and preferred stocks.

The trust will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets (net assets plus borrowing) as described in this section.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS


An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The trust may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The trust may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S.

withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the trust's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the trust's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the trust to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer Investment Management, Inc., the trust's investment adviser ("Pioneer"), to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the trust's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the trust could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the trust's investment in those markets and may increase the expenses of the trust. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the trust's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of the trust's investments and the availability to the trust of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The trust's investment performance may be negatively affected by a devaluation of a currency in which the trust's investments are quoted or denominated. Further, the trust's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the trust to make intended securities purchases due to settlement problems could cause the trust to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the trust due to a subsequent decline in value of the portfolio security or could result in possible liability to the trust. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the trust against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The trust will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the trust's investments in such countries. These taxes will reduce the return achieved by the trust. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION ("EMU"). On January 1, 1999, 11 European countries adopted a single currency - the euro. The conversion to the euro was phased in over a three-year period. As of January 1, 2002, there are 15 participating countries and 12 of these countries share the euro as a single currency and single official interest rate and are adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets. A participating country's withdrawal from the EMU could have a negative effect on the trust's non-U.S. investments.

INVESTMENTS IN DEPOSITARY RECEIPTS. The trust may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S.

issuers, the trust will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the trust's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The trust may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the trust invests in such unsponsored depositary receipts there may be an increased possibility that the trust may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (I.E., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

MUNICIPAL OBLIGATIONS

The trust may purchase municipal obligations when Pioneer believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The trust's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the trust should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives that the trust may invest in include interests in collateralized mortgage obligations, real estate mortgage investment conduits and stripped mortgage-backed securities.

MORTGAGE-BACKED SECURITIES

The trust may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the trust's portfolio at the time the trust receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the trust buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the trust's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the trust's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND CMOS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The trust invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the trust's limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities.

The trust also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the trust does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the trust may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the trust reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

MORTGAGE DOLLAR ROLLS. The trust may enter into mortgage "dollar rolls" in which the trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the trust loses the right to receive principal and interest paid on the securities sold. However, the trust would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the trust compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the trust. The trust will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the trust treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The trust does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the trust sells the security becomes insolvent, the trust's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the trust is required to repurchase may be worth less than an instrument which the trust originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The trust may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the trust prior to the actual delivery or payment by the other party to the transaction. The trust will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The trust's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the trust's obligations. See "Asset Segregation."

PREFERRED SHARES

Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the trust's fixed income investments.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS

REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The trust will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the trust. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

OTHER INVESTMENT COMPANIES

The trust may invest in the securities of other investment companies to the extent that such investments are consistent with the trust's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the trust may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the trust, or (iii) more than 5% of the trust's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The trust does not currently invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor. However, Pioneer has applied for, and if granted would rely upon, an exemptive order from the Securities and Exchange Commission (the "SEC") that would permit the trust to invest cash balances in money market funds managed by Pioneer.

The trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the trust's own operations.

ASSET SEGREGATION

The 1940 Act requires that the trust segregate assets in connection with certain types of transactions that may have the effect of leveraging the trust's portfolio. If the trust enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the trust's portfolio against interest rate fluctuations or to enhance the trust's income, the trust may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the trust enters into these transactions, the trust expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the trust anticipates purchasing at a later date. The trust intends to use these transactions primarily as a hedge and not as a speculative investment. However, the trust also may invest in interest rate swaps to enhance income or to increase the trust's yield, for example, during periods of steep interest rate yield curves (I.E., wide differences between short-term and long-term interest rates). The trust is not required to hedge its portfolio and may choose not to do so. The trust cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the trust exchanges with another party their respective commitments to pay or receive interest (E.G., an exchange of fixed rate payments for floating rate payments). For example, if the trust holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the trust to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the trust holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the trust from a reduction in yield due to falling interest rates and may permit the trust to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The trust usually will enter into interest rate swaps on a net basis (I.E., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the trust's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the trust's obligations will be accrued on a daily basis, and the full amount of the trust's obligations will be maintained in a segregated account by the trust's custodian.

The trust also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The trust will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (I.E., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The trust will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the trust.

Typically, the parties with which the trust will enter into interest rate transactions will be broker-dealers and other financial institutions. The trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. If there is a default by the other party to such a transaction, the trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the trust's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS. The trust may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The trust may be either the buyer or seller in the transaction. If the trust is a buyer and no event of default occurs, the trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The trust will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the trust. When the trust acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk Factors--Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

The trust may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the trust's investment objectives and are permissible under applicable regulations governing the trust.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the trust may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The trust may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The trust will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the trust are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the trust can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the trust, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the trust can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The trust can purchase futures contracts on a non-U.S.

currency to establish the price in U.S. dollars of a security denominated in such currency that the trust has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the trust may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the trust owns or proposes to acquire. The trust may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the trust's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the trust or securities with characteristics similar to those of the trust's portfolio securities. Similarly, the trust may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the trust's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the trust may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the trust's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the trust enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the trust's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the trust's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the trust may take a "long" position by purchasing futures contracts. This may be done, for example, when the trust anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the trust the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the trust obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the trust's assets. By writing a call option, the trust becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the trust intends to purchase. However, the trust becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the trust in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The trust will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The trust's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The trust will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the trust or which the trust expects to purchase. Except as stated below, the trust's futures transactions will be entered into for traditional hedging purposes--I.E., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the trust owns, or futures contracts will be purchased to protect the trust against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the trust expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the trust will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the trust to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the trust to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the trust's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the trust's total assets. The trust will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the trust to purchase securities or currencies, require the trust to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the trust may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the trust than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the trust may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

FOREIGN CURRENCY TRANSACTIONS

The trust may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The trust also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the trust invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the trust, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the trust will be engaged in hedging activities when adverse exchange rate movements occur. The trust will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the trust to hedge against a devaluation that is so generally anticipated that the trust is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The trust may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the trust of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The trust may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the trust's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the trust can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the trust's foreign assets.

While the trust will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the trust may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the trust than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the trust's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the trust. Such imperfect correlation may cause the trust to sustain losses which will prevent the trust from achieving a complete hedge or expose the trust to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the trust of unrealized profits or force the trust to cover its commitments for purchase or resale, if any, at the current market price.

If the trust enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The trust may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The trust would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the trust obligates the trust to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the trust are covered, which means that the trust will own the securities subject to the options as long as the options are outstanding, or the trust will use the other methods described below. The trust's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the trust may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the trust would obligate the trust to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the trust would be covered, which means that the trust would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the trust. However, in return for the option premium, the trust accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the trust will also be considered to be covered to the extent that the trust's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the trust. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the trust's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The trust may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The trust may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The trust may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The trust would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the trust, in return for the premium paid, to purchase specified securities at a specified price during the option period. The trust would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the call option.

The trust would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the trust, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the trust's holdings. Put options may also be purchased by the trust for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The trust would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The trust may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the trust is unable to effect a closing purchase transaction with respect to covered options it has written, the trust will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the trust is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The trust may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the trust in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the trust may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the trust's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the trust in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

                             INVESTMENT RESTRICTIONS


The following are the trust's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the trust's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). Because the trust has issued preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The trust may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE TRUST MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE PREFERRED SHARES, BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3) Invest in real estate, except that the trust may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) Make loans, except by the purchase of debt obligations, loans or direct claim against a borrower, by entering into repurchase agreements or through the lending of portfolio securities.

(5) Invest in commodities or commodity contracts, except that the trust may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

         (a) such purchase would cause more than 5% of the trust's total assets, taken at market value, to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the trust.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the trust's total assets. The trust's policy does not apply to investments in U.S. government securities.

All other investment policies of the trust in the prospectus under the heading "Investment Objectives and Principal Investment Strategies" and in this statement of additional information under the heading "Investment Objectives and Policies" are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the trust's outstanding voting shares.

The trust has adopted the following non-fundamental policy: the trust will not incur leverage (whether through the issuance of preferred shares or borrowing) in an amount (at the time of incurrence) greater than 33?% of the trust's total assets.

Under the 1940 Act, the trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the trust's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


The trust's Board of Trustees provides broad supervision over the trust's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the trust within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------- --------------- ----------------- ----------------------------------- -----------------------------
                      POSITIONS       TERM OF OFFICE
NAME, AGE AND         HELD WITH THE   AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST    OTHER DIRECTORSHIPS HELD BY
ADDRESS               TRUST           SERVICE           FIVE YEARS                          THIS TRUSTEE
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
INTERESTED TRUSTEES:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

*John F. Cogan, Jr.   Trustee and     Trustee since     Deputy Chairman and a Director of   Director of Harbor Global
(76)                  President       March, 2002.      Pioneer Global Asset Management     Company, Ltd.
                                      Term expires in   S.p.A. ("PGAM"); Non-Executive
                                      2004.             Chairman and a Director of
                                                        Pioneer Investment Management USA
                                                        Inc. ("PIM-USA"); Chairman and a
                                                        Director of Pioneer; President of
                                                        all of the Pioneer
                                                        Funds; and Of Counsel
                                                        (since 2000, Partner
                                                        prior to 2000), Hale and
                                                        Dorr LLP (counsel to
                                                        PIM-USA the Pioneer
                                                        Funds)
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

**Daniel T. Geraci    Trustee and     Trustee since     Director and CEO-US of PGAM since   None
(45)                  Executive       January, 2002.    November 2001; Director, Chief
                      Vice President  Term expires in   Executive Officer and President
                                      2005.             of PIM-USA since October 2001;
                                                        Chairman and a Director
                                                        of Pioneer Investment
                                                        Management Shareholder
                                                        Services, Inc. (PIMSS)
                                                        since October 2001;
                                                        President and a Director
                                                        of Pioneer, Pioneer
                                                        Funds Distributor, Inc.
                                                        (Chairman) and Pioneer
                                                        International
                                                        Corporation since
                                                        October 2001; Executive
                                                        Vice President of all of
                                                        the Pioneer Funds since
                                                        October 2001; President
                                                        of Fidelity Private
                                                        Wealth Management Group
                                                        from 2000 through
                                                        October 2001; and
                                                        Executive Vice
                                                        President--Distribution
                                                        and Marketing of
                                                        Fidelity Investments
                                                        Institutional Services
                                                        and Fidelity Investments
                                                        Canada Ltd. prior to
                                                        2000
--------------------- --------------- ----------------- ----------------------------------- -----------------------------


                                       17


--------------------- --------------- ----------------- ----------------------------------- -----------------------------
INDEPENDENT
TRUSTEES:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Mary K. Bush (54)     Trustee         Trustee since     President, Bush & Co.               Director and/or Trustee of
4201 CATHEDRAL                        March, 2002.      (international financial advisory   Brady Corporation
AVENUE, NW,                           Term expires in   firm)                               (industrial identification
WASHINGTON, DC 20016                  2003.                                                 and specialty coated
                                                                                            material products
                                                                                            manufacturer), Mastec Inc.
                                                                                            (communications and energy
                                                                                            infrastructure), Mortgage
                                                                                            Guaranty Insurance
                                                                                            Corporation, R.J Reynolds
                                                                                            Tobacco Holdings, Inc.
                                                                                            (tobacco) and Student Loan
                                                                                            Marketing Association
                                                                                            (secondary marketing of
                                                                                            student loans)
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Richard H. Egdahl,    Trustee         Trustee since     Alexander Graham Bell Professor     None
M.D. (75)                             March,            of Health Care Entrepreneurship,
BOSTON UNIVERSITY                     2002.Term         Boston University; Professor of
HEALTHCARE                            expires in 2004.  Management, Boston University
ENTREPRENEURSHIP                                        School of Management; Professor
PROGRAM, 53 BAY                                         of Public Health, Boston
STATE ROAD, BOSTON,                                     University School of Public
MA 02215                                                Health; Professor of Surgery,
                                                        Boston University School of
                                                        Medicine; University Professor,
                                                        Boston University
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

Margaret B.W.         Trustee         Trustee since     Founding Director, The Winthrop     None
Graham (55)                           March, 2002.      Group, Inc. (consulting firm);
1001 SHERBROOKE                       Term expires in   Professor of Management, Faculty
STREET WEST,                          2005.             of Management, McGill University
MONTREAL, QUEBEC,
CANADA
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

Marguerite A. Piret   Trustee         Trustee since     President, Newbury, Piret &         Director, Organogenesis
(54)                                  March, 2002.      Company, Inc. (merchant banking     Inc. (tissue engineering
ONE BOSTON PLACE,                     Term expires in   firm)                               company)
26TH FLOOR, BOSTON,                   2003.
MA 02108
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Stephen K. West (73)  Trustee         Trustee since     Of Counsel, Sullivan & Cromwell     Director, Dresdner RCM
125 BROAD STREET,                     March, 2002.      (law firm)                          Global Strategic Income
NEW YORK, NY 10004                    Term expires in                                       Fund, Inc. and The Swiss
                                      2004.                                                 Helvetia Fund, Inc.
                                                                                            (closed-end investment
                                                                                            companies), AMVESCAP PLC
                                                                                            (investment managers) and
                                                                                            First ING Life Insurance
                                                                                            Company of New York
--------------------- --------------- ----------------- ----------------------------------- -----------------------------


                                       18


--------------------- --------------- ----------------- ----------------------------------- -----------------------------

John Winthrop (66)    Trustee         Trustee since     President, John Winthrop & Co.,     Director of NUI Corp.
ONE NORTH ADGERS                      March, Term       Inc. (private investment firm)      (energy sales, services and
WHARF, CHARLESTON,                    expires in 2005.                                      distribution)
SC 29401
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
TRUST OFFICERS:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Joseph P. Barri (55)  Secretary       Since January,    Partner, Hale and Dorr LLP;         None
                                      2002. Serves at   Secretary of all of the Pioneer
                                      the discretion    Funds
                                      of Board.
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Dorothy E. Bourassa   Assistant       Since January,    Secretary of PIM-USA; Senior Vice   None
(54)                  Secretary       2002. Serves at   President-Legal of Pioneer; and
                                      the discretion    Secretary/Clerk of most of
                                      of Board.         PIM-USA's subsidiaries since
                                                        October 2000; Assistant
                                                        Secretary of all of the
                                                        Pioneer Funds since
                                                        November 2000; Senior
                                                        Counsel, Assistant Vice
                                                        President and Director
                                                        of Compliance of PIM-USA
                                                        from April 1998 through
                                                        October 2000; Vice
                                                        President and Assistant
                                                        General Counsel, First
                                                        Union Corporation from
                                                        December 1996 through
                                                        March 1998
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

Vincent Nave (57)     Treasurer       Since January,    Vice President-Fund Accounting      None
                                      2002. Serves at   and Custody Services of Pioneer
                                      the discretion    (Manager from September 1996 to
                                      of Board.         February 1999); and Treasurer of
                                                        all of the Pioneer trusts
                                                        (Assistant Treasurer from June
                                                        1999 to November 2000)
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Luis I. Presutti      Assistant       Since January,    Assistant Vice President- Fund      None
(37)                  Treasurer       2002. Serves at   Accounting, Administration and
                                      the discretion    Custody Services of Pioneer (Fund
                                      of Board.         Accounting Manager from 1994 to
                                                        1999); and Assistant Treasurer of
                                                        all of the Pioneer Funds since
                                                        November 2000
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

Gary Sullivan (44)    Assistant       Since May,        Fund Accounting Manager - Fund      None
                      Treasurer       2002. Serves at   Accounting, Administration and
                                      the discretion    Custody Services of Pioneer; and
                                      of Board.         Assistant Treasurer of all of the
                                                        Pioneer Funds since May 2002
--------------------- --------------- ----------------- ----------------------------------- -----------------------------


                                       19


--------------------- --------------- ----------------- ----------------------------------- -----------------------------

Alan Janson (31)      Assistant       Since July,       Manager - Valuation Risk and        None
                      Treasurer       2002. Serves at   Information Technology, Fund
                                      the discretion    Accounting, Administration and
                                      of Board.         Custody Services of Pioneer; and
                                                        Assistant Treasurer of all of the
                                                        Pioneer Funds since July 2002
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the trust's investment adviser and certain of its affiliates

**Mr. Geraci is an Interested Trustee because he is an officer, director and employee of the trust's investment adviser and its affiliates.


The outstanding capital stock of the investment adviser is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

The trust's Board of Trustees consists of 8 members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of Ms. Bush and Ms. Piret expire at the first annual meeting following this public offering, the terms of Mr. Cogan, Dr. Egdahl and Mr. West expire at the second annual meeting, and the terms of Mr. Geraci, Ms. Graham and Mr. Winthrop expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, which is comprised of Ms.
Piret (chairperson), Mr. West and Mr. Winthrop; a Nominating Committee, which is comprised of Ms. Bush and Dr. Egdahl; a Valuation Committee, which is comprised of Ms. Bush, Ms. Piret and Mr. Winthrop; and an Independent Trustees Committee, which is comprised of all the trust's Independent Trustees. Ms. Graham is the chairperson of the Independent Trustees Committee.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are:

o act as a liaison between the trust's independent auditors and the full Board of Trustees of the trust;

o discuss with the trust's independent auditors their judgments about the quality of the trust's accounting principles and underlying estimates as applied in the trust's financial reporting;

o review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and assess from time to time, as it deems necessary and appropriate:

         o        brokerage and soft dollar arrangements of the trust and

         o        the utilization of any line of credit;

o review and approve insurance coverage and allocations of premiums between the management and the trust among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the trust; and

o ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the trust or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Independent Trustees Committee reviews the trust's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The trust's Declaration of Trust provides that the trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the trust, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the trust or that such indemnification would relieve any officer or Trustee of any liability to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The trust pays no salaries or compensation to any of its officers. The Pioneer Funds, including the trust, compensate their trustees as follows:

o If the Pioneer fund has assets greater than $250 million, the Pioneer fund pays each Independent Trustee an annual base fee calculated on the basis of the Pioneer fund's net assets.

o If the Pioneer fund has assets less than $250 million, the Pioneer fund pays each Independent Trustee an annual fee of $1,000.

o If the Pioneer fund has assets greater than $50 million, the Pioneer fund pays each Interested Trustee an annual fee of $500, and if the Pioneer fund has assets less than $50 million, the Pioneer fund pays each Interested Trustee and annual fee of $200 (Pioneer reimburses the fund for these fees).

o Each Pioneer fund with assets greater than $250 million pays each Independent Trustee who serves on a board committee an annual committee fee based the Pioneer fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Trustee by the trust and the Pioneer funds as a group. Compensation from the trust is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2001.

                                                                                                         TOTAL
                                                              PENSION OR                           COMPENSATION FROM
                                        AGGREGATE         RETIREMENT BENEFITS   ESTIMATED ANNUAL     THE TRUST AND
                                    COMPENSATION FROM     ACCRUED AS PART OF      BENEFIT UPON       OTHER PIONEER
NAME OF TRUSTEE                           TRUST*            TRUST EXPENSES         RETIREMENT           FUNDS**
INTERESTED TRUSTEES:
John F. Cogan, Jr.***                     375.00                  0.00                 0.00            $18,000.00
Daniel T. Geraci***                       375.00                  0.00                 0.00              4,500.00
INDEPENDENT TRUSTEES:
Mary K. Bush                              750.00                  0.00                 0.00             91,250.00
Richard H. Egdahl, M.D.                   750.00                  0.00                 0.00             91,250.00
Margaret B.W. Graham                      750.00                  0.00                 0.00             99,750.00
Marguerite A. Piret                       750.00                  0.00                 0.00            116,750.00
Stephen K. West                           750.00                  0.00                 0.00            108,250.00
John Winthrop                             750.00                  0.00                 0.00            104,000.00
                                   -------------         -------------          -----------        --------------
                                       $5,250.00                 $0.00                $0.00           $633,750.00
                                   -------------         -------------          -----------        --------------

*       Estimated for the calendar year ending December 31, 2002.

** For the calendar year ended December 31, 2001. There are 56 U.S. registered investment portfolios in the Pioneer Family of Funds.
*** Under the management contract, Pioneer reimburses the trust for any Trustee fees paid by the trust.

OWNERSHIP OF SHARES OF THE TRUST AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the trust and the Pioneer Funds in the aggregate. The value of shares of the trust and any other closed-end fund are determined based on closing market price on December 31, 2001. The value of shares of any Pioneer fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2001. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

----------------------------- --------------------------- -----------------------------------------------
                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                              DOLLAR RANGE OF EQUITY      IN ALL REGISTERED INVESTMENT COMPANIES IN THE
NAME OF TRUSTEE               SECURITIES IN THE TRUST     PIONEER FAMILY OF FUNDS
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
INTERESTED TRUSTEES:
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
Mr. Cogan                                none                            over $100,000
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
Mr. Geraci                               none                                     none
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
Ms. Bush                                 none                          $10,001-$50,000
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
Dr. Egdahl                               none                          $10,001-$50,000
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
Ms. Graham                               none                          $10,001-$50,000
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
Ms. Piret                                none                         $50,001-$100,000
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
Mr. West                                 none                         $50,001-$100,000
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
Mr. Winthrop                             none                            over $100,000
----------------------------- --------------------------- -----------------------------------------------

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. FOR PURPOSES OF THE STATEMENTS BELOW:

o the IMMEDIATE FAMILY MEMBERS of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

o a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or UBS Warburg LLC ("UBS Warburg") or any of its affiliates act as principal underwriter. For example, the trust's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2001, none of the Independent Trustees, nor any of their immediate family members, beneficially own any securities issued by Pioneer, UniCredito or any other entity in a control relationship to Pioneer or issued by Merrill Lynch or UBS Warburg or any person in a control relationship to Merrill Lynch or UBS Warburg. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito, or any other entity in a control relationship to Pioneer or Merrill Lynch or UBS Warburg or any person that controls Merrill Lynch or UBS Warburg. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediately family member, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o        the trust
o        an officer of the trust
o        a related fund
o        an officer of any related fund
o        Pioneer
o        Merrill Lynch or UBS Warburg
o        an officer of Merrill Lynch or UBS Warburg
o        any affiliate of Pioneer, Merrill Lynch or UBS Warburg
o        an officer of any such affiliate

During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Of Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. In addition, from time to time, Sullivan & Cromwell represents certain of the representatives of the underwriters and their affiliates. The aggregate compensation paid to Sullivan & Cromwell by the Pioneer trusts exceeded $60,000 in each of 2000 and 2001.

During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o        Pioneer

o        Merrill Lynch or UBS Warburg
o        UniCredito
o any other entity in a control relationship with Pioneer or Merrill Lynch or UBS Warburg

None of the trust's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o        the trust
o        any related fund
o        Pioneer

o        Merrill Lynch or UBS Warburg

o        any affiliated person of the trust
o        UniCredito
o        any other entity in a control relationship to the trust

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT. The 1940 Act requires that the trust's management contract be approved initially and, after its initial two-year term, annually both by the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the trust's management contract are fair and reasonable and that the agreement is in the trust's best interests. The Independent Trustees believe that the management contract will enable the trust to enjoy high quality investment advisory services at a cost which they deem appropriate, reasonable and in the best interests of the trust and its shareholders. In making such determinations, the Independent Trustees met independently from the interested Trustees of the trust and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the trust.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer and discussed with representatives of Pioneer the trust's operations and the Pioneer's ability to provide advisory and other services to the trust. The Independent Trustees also reviewed, among other things:

o the investment performance of other Pioneer funds with similar investment strategies;

o the proposed fees to be charged by Pioneer for investment advisory services;

o        the trust's projected total operating expenses;

o the fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

o the experience of the investment advisory and other personnel providing services to the trust and the historical quality of the services provided by Pioneer; and

o Pioneer's policy with respect to soft dollar benefits generated by the trust's portfolio transactions.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the trust are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other funds managed by Pioneer with similar objectives compared to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the management contract.

CODE OF ETHICS

The trust and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, directors/trustees and designated employees of Pioneer and Pioneer Investment Management Limited ("PIML"). The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the trust, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is filed as an exhibit to the trust's registration statement. Consequently, it is on public file with and available from the SEC at the address or website listed in the prospectus.

INVESTMENT ADVISER


The trust has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of April 30, 2002, assets under management were approximately $100 billion worldwide, including over $20 billion in assets under management by Pioneer. Certain

Trustees or officers of the trust are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.

As the trust's investment adviser, Pioneer provides the trust with investment research, advice and supervision and furnishes the trust with an investment program consistent with the trust's investment objectives and policies, subject to the supervision of the trust's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the trust's securities transactions, and reports to the Trustees on the trust's investments and performance.

Under the management contract, Pioneer is not liable to the trust except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the trust, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.

Pioneer has also entered into an administration agreement with the trust pursuant to which Pioneer provides certain administrative services to the trust. Under the administration agreement, the trust will reimburse Pioneer for its cost of providing administrative services to the trust, but the trust will not reimburse Pioneer for the fees of any sub-administrator retained by Pioneer. Pioneer has retained Princeton Administrators L.P. ("Princeton"), an affiliate of Merrill Lynch, to provide certain administrative services to the trust on Pioneer's behalf. Pioneer will pay Princeton a fee for such services. The administration agreement may be terminated by the trust or Pioneer (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

PIMSS has entered into a transfer agency agreement with the trust pursuant to which PIMSS provides certain transfer agency services to the trust. Under the transfer agency agreement, the trust will reimburse PIMSS for its cost of providing such services to the trust. PIMSS has retained Mellon Investor Services LLC ("Mellon") to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the trust. The trust will pay Mellon a fee for such services. The transfer agency agreement may be terminated by the trust or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

DIRECT REGISTRATION OF TRUST SHARES. Through Mellon, the trust has made its common shares eligible for inclusion in the direct registration system ("DRS") administered by The Depository Trust Company ("DTC"), wherein Mellon will process transfers of common shares utilizing DTC's Profile Modification System.

COMPENSATION AND EXPENSES

Under the management contract, the trust will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.60% of the trust's average weekly managed assets. Because the fees paid to Pioneer are determined on the basis of the trust's managed assets, Pioneer's interest in determining whether to leverage the trust may differ from the interests of the trust. The advisory fee payable by the trust to Pioneer is higher than the fees paid by most U.S. investment companies.

The trust's average weekly managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the weekly determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of its management contract with the trust, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the trust, with the exception of the following, which are to be paid by the trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust; (d) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the trust is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and

Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the trust and the Trustees; (i) compensation of those Trustees of the trust who are not affiliated with or interested persons of Pioneer or the trust (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; and (l) the fees and other expenses of listing the trust's shares on the New York Stock Exchange or any other national stock exchange. In addition, the trust shall pay all brokers' and underwriting commissions chargeable to the trust in connection with securities transactions to which the trust is a party.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the investment advisory agreement were approved by the trust's Board of Trustees at a meeting of the Board of Trustees held on March 12, 2002, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the investment advisory agreement be approved by a majority of the trust's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees.

The investment advisory agreement was approved by the sole common shareholder of the trust as of March 18, 2002.

Unless earlier terminated as described below, the management contract will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Trustees of the trust and (ii) by the Board of Trustees or by a majority of the outstanding voting securities of the trust. The management contract may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the trust and will terminate in the event it is assigned (as defined in the 1940 Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the trust) or from engaging in other activities.

POTENTIAL CONFLICTS OF INTEREST

The trust is managed by Pioneer which also serves as investment adviser to other Pioneer funds and other accounts with investment objectives identical or similar to those of the trust. Securities frequently meet the investment objectives of the trust, the other Pioneer funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the trust. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer funds may have the same or similar investment objectives and policies as the trust, their portfolios do not generally consist of the same investments as the trust or each other, and their performance results are likely to differ from those of the trust.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the trust by Pioneer pursuant to authority contained in the trust's management contract. Securities purchased and sold on behalf of the trust normally will be traded in the over-the-counter market on a net basis (I.E., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the trust and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the trust may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the trust and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the trust as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the trust. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the trust. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the trust as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the trust. The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the trust.

                           REPURCHASE OF COMMON SHARES

The trust is a closed-end investment company and as such its shareholders will not have the right to cause the trust to redeem their shares. Instead, the trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the trust that invest predominantly in high yield securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the trust's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the trust and potential increase in the expense ratio of expenses to assets of the trust and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the trust's preferred shares are outstanding, the trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the trust will be borne by the trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the trust in anticipation of share repurchases or tenders will reduce the trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the trust's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the trust's status as a regulated investment company under the Code, (which would make the trust a taxable entity, causing the trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the trust) or as a registered closed-end investment company under the 1940 Act; (2) the trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the trust or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the trust's shares may be the subject of repurchase or tender offers from time to time, or that the trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the trust of its common shares will decrease the trust's total assets which would likely have the effect of increasing the trust's expense ratio. Any purchase by the trust of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the trust's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the trust's portfolio, the impact of any action that might be taken on the trust or its shareholders and market considerations. Based on these considerations, even if the trust's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the trust and its shareholders, no action should be taken.


             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

GENERAL. DTC will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Statement. The trust will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Trustees, as described under "Description of AMPS -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the AMPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the trust in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the trust and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the trust) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the trust. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

The Auction Agent may terminate its auction agency agreement with the trust upon notice to the trust on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The trust may remove the Auction Agent provided that prior to such removal the trust shall have entered into such an agreement with a successor auction agent.


BROKER-DEALERS. The Auction Agent after each Auction for AMPS Shares will pay to each Broker-Dealer, from funds provided by the trust, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the trust and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.


The trust may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the trust) may submit orders in auctions for its own account, unless the trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the trust may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                            RATING AGENCY GUIDELINES

The descriptions of Fitch's and Moody's rating guidelines contained in this statement of additional information do not purport to be complete and are subject to and qualified in their entireties by reference to the Statement, a copy of which is attached as Appendix B to this statement of additional information. A copy of the Statement is filed as an exhibit to the registration statement of which the prospectus and this statement of additional information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.


The composition of the trust's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's and Fitch in connection with the trust's receipt of a rating of "AAA" and "Aaa" from Moody's and Fitch, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the trust may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the trust's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the trust reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the trust's portfolio.

The Rating Agency Guidelines require that the trust maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the AMPS plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the trust to maintain asset coverage for the AMPS on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on the trust's common shares. The trust has agreed with Moody's and Fitch that the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the trust to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the trust's ability to make certain investments that would otherwise be deemed potentially desirable by Pioneer, including private placements of other than Rule 144A Securities (as defined in the Statement). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the trust in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the trust may issue.

The trust intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency (the "Preferred Shares Basic Maintenance Amount"). Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency).

The Rating Agency Guidelines do not impose any limitations on the percentage of trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the trust's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the discounted value of the portfolio under the Rating Agency Guidelines.


A credit rating of preferred stock does not address the likelihood that a resale mechanism (E.G., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated `Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by Fitch, an issue of preferred stock which is rated `AAA' is considered to be of the highest credit quality. `AAA' ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Ratings are not recommendations to purchase, hold or sell AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's or Fitch by the trust and obtained by Moody's and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

MOODY'S GUIDELINES


For purposes of calculating the discounted value of the trust's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The discounted value of a portfolio security under Moody's guidelines is the market value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. According to Moody's guidelines, the portfolio coverage ratio of Moody's Eligible Assets to liabilities should not be less than 125% in order to maintain the rating. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

MOODY'S DISCOUNT FACTOR. The following discount factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of discounted value:

CORPORATE DEBT SECURITIES. The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                       Moody's Rating Category

        Term to Maturity of Corporate                                                                        Not
          Debt Security Unrated(1)                                                                           Rated or
                                                Aaa      Aa        A       Baa      Ba       B       Caa     Below Caa
1 year or less...............................  109%    112%     115%     118%     119%     125%    205%      225%
2 years or less (but longer than 1 year).....  115     118      122      125      127      133     205       225
3 years or less (but longer than 2 years)....  120     123      127      131      133      140     205       225
4 years or less (but longer than 3 years)....  126     129      133      138      140      147     205       225
5 years or less (but longer than 4 years)....  132     135      139      144      146      154     205       225
7 years or less (but longer than 5 years)....  139     143      147      152      156      164     205       225
10 years or less (but longer than 7 years)...  145     150      155      160      164      173     205       225
15 years or less (but longer than 10 years)..  150     155      160      165      170      180     205       225
20 years or less (but longer than 15 years)..  150     155      160      165      170      190     205       225
30 years or less (but longer than 20 years)..  150     155      160      165      170      191     205       225
Greater than 30 years........................  165     173      181      189      205      221     221       225
-------------------------------------------------------------------------------------------------------------------

         (1) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (E.G., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used). If a corporate debt security is unrated by both Moody's and S&P, the trust will use the percentage set forth under "Unrated" in this table.

The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 1.20 for purposes of calculating the Discounted Value of such securities.

PREFERRED STOCK. The Moody's Discount Factor for preferred stock is (A) for preferred stocks issued by a utility, 146%; (B) for preferred stocks of industrial and financial issuers, 209%; and (C) for auction rate preferred stocks, 350%.

SHORT-TERM INSTRUMENTS. The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, short term money market instruments and municipal debt obligations, is (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. "Moody's Exposure Period" means the period commencing on a given valuation date and ending 49 days thereafter.

U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS.

           Remaining Term to Strips Maturity               U.S. Government Securities        U.S. Treasury Strips
                                                                 Discount Factor               Discount Factor
1 year or less.........................................               107%                           107%
2 years or less (but longer than 1 year)...............               113                            115
3 years or less (but longer than 2 years)..............               118                            121
4 years or less (but longer than 3 years)..............               123                            128
5 years or less (but longer than 4 years)..............               128                            135
7 years or less (but longer than 5 years)..............               135                            147
10 years or less (but longer than 7 years).............               141                            163
15 years or less (but longer than 10 years)............               146                            191
20 years or less (but longer than 15 years)............               154                            218
30 years or less (but longer than 20 years)............               154                            244

-------------------------------------------------------------------------------------------------------------------

RULE 144A SECURITIES. The Moody's Discount Factor applies to Rule 144A. Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year is 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

BANK LOANS. The Moody's Discount Factor applied to senior bank loans ("Senior Loans") is the percentage specified in the table below opposite such Moody's Loan Category:


                   MOODY'S LOAN CATEGORY              DISCOUNT FACTOR
                   ---------------------              ---------------
                             A                              84.5%
                             B                              73
                             C                              62
                             D                              45

"Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the market value of a Moody's Eligible Asset trading at par is equal to $1.00):

         "Moody's Loan Category A" means performing Senior Loans which have a market value or an approved price greater than or equal to $0.90.

         "Moody's Loan Category B" means: (A) performing Senior Loans which have a market value or an approved price of greater than or equal to $0.80 but less than $0.90; and (B) non-performing Senior Loans which have a market value or an approved price greater than or equal to $0.85.

         "Moody's Loan Category C" means: (A) performing Senior Loans which have a market value or an approved price of greater than or equal to $0.70 but less than $0.80; and (B) non-performing Senior Loans which have a market value or an approved price greater than or equal to $0.75 but less than $0.85.

         "Moody's Loan Category D" means Senior Loans which have a market value or an approved price less than $0.75.


Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset is deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

ASSET-BACKED SECURITIES. The Moody's Discount Factor applied to asset-backed securities is 131%.

MORTGAGE-BACKED SECURITIES. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds is determined by reference to the weighted average life of the security and whether cash flow is retained (I.E., controlled by a trustee) or excluded (I.E., not controlled by a trustee), in accordance with the table set forth below.

          REMAINING TERM TO MATURITY EXCLUDED                  CASH FLOW RETAINED                 CASH FLOW
          -----------------------------------                  ------------------                 ---------
3 year or less......................................                  133%                          141%
7 years or less (but longer than 3 year)............                  142                           151
10 years or less (but longer than 7 years)..........                  158                           168
20 years or less (but longer than 10 years).........                  174                           185

The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) is determined by reference to the coupon paid by such security and whether cash flow is retained (I.E., controlled by a trustee) or excluded (I.E., not controlled by a trustee), in accordance with the table set forth below.

                          COUPON EXCLUDED                        CASH FLOW RETAINED               CASH FLOW
                          ---------------                        ------------------               ---------
         5%...........................................                  166%                         173%
         6%...........................................                  162                          169
         7%...........................................                  158                          165
         8%...........................................                  154                          161
         9%...........................................                  151                          157
         10%..........................................                  148                          154

The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's are determined by reference to the table in the following paragraph.

The Moody's Discount Factor applied to whole loans are determined by reference to the coupon paid by such security and whether cash flow is retained (I.E., controlled by a trustee) or excluded (I.E., not controlled by a trustee), in accordance with the table set forth below.

                          COUPON EXCLUDED                        CASH FLOW RETAINED               CASH FLOW
                          ---------------                        ------------------               ---------
         5%...........................................                  172%                         179%
         6%...........................................                  167                          174
         7%...........................................                  163                          170
         8%...........................................                  159                          165
         9%...........................................                  155                          161
         10%..........................................                  151                          158
         11%..........................................                  148                          157
         12%..........................................                  145                          154
         13%..........................................                  142                          151
         Adjustable...................................                  170                          177

MUNICIPAL DEBT OBLIGATIONS. The Moody's Discount Factor applied to municipal debt obligations is the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below (provided that any municipal obligation (excluding any short-term municipal obligation) not rated by Moody's but rated by S&P is deemed to have a Moody's rating which is one full rating category lower than its S&P rating):

EXPOSURE PERIOD            AAA(1)    AA(1)    A(1)    BAA(1)    OTHER(2)    (V) MIG-1(3)     SP-1+(4)    UNRATED(5)
---------------            ------    -----    ----    ------    --------    ------------     --------    ----------
7 weeks.................   151%      159%     166%    173%      187%        135%             148%        225%
8 weeks or less but
   greater than seven
   weeks................   154       161      168     176       190         137              149         231
9 weeks or less but
   greater than eight
   weeks................   158       163      170     177       192         138              150         240
         .........
------------------

(1) Moody's rating.
(2) Municipal debt obligations not rated by Moody's but rated BBB by S&P.
(3) Municipal debt obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
(4) Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
(5) Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.

STRUCTURED NOTES. The Moody's Discount Factor applied to structured notes is (A) in the case of a corporate issuer, the Moody's Discount Factor is determined as set forth above, hereby the rating on the issuer of the structured note is the rating on the structured note for purposes of determining the Moody's Discount Factor in the table above (i); and (B) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with U.S. Government Securities above.

MOODY'S ELIGIBLE ASSETS. Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:

CASH. (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five business days of the valuation date, (B) A2 or higher if the payment date is within thirty days of the valuation date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the valuation date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the trust has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short term money Market Instrument rating of at least P-1.

SHORT TERM MONEY MARKET INSTRUMENTS, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month,
(2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months, provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria.

U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS.

RULE 144A SECURITIES.

SENIOR LOANS AND OTHER BANK LOANS APPROVED BY MOODY'S.

CORPORATE DEBT SECURITIES if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange [at the option of the issuer] into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act of 1933 or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by Pioneer pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's
Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.


Notwithstanding the foregoing limitations, (X) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the market value of such corporate debt securities does not exceed 10% of the aggregate market value of all Moody's Eligible Assets; provided, however, that if the market value of such corporate debt securities exceeds 10% of the aggregate market value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the trust) shall not be considered Moody's Eligible Assets, so that the market value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate market value of Moody's Eligible Assets; and (Y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which
(i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

PREFERRED STOCKS if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years;
(B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P, (2) does not have a coupon which floats inversely,
(3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million; (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (I.E., do not protect against extension risk); (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues; (E) Mortgage pass-throughs rated at least Aa by Moody's, provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC); (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; (G)
Whole loans (E.G., direct investments in mortgages) provided that (1) at least 65% of such loans (i) have seasoning of no less than 6 months, (ii) are secured by single-family detached residences, (iii) are owner-occupied primary residences, (iv) are secured by a first-lien, fully-documented mortgage, (v) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (vi) have loan- to-value ratios of 80% or below, (vii) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (viii) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (ix) have a minimum of $10,000 remaining principal balance, (x) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (xi) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (i) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (ii) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (iii) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (iv) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and
(v) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (i) any ARM is indexed to the National Cost of trusts index, the 11th District Cost of trusts index, the 1-year Treasury or the 6-month Treasury, (ii) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (iii) the maximum yearly interest rate increase is 2%,
(iv) the maximum life-time interest rate increase is 6.25% and (v) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans;
(6) for "teaser" loans, (i) the initial discount from the current ARM market rate is no greater than 2%, (ii) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (iii) the loan is seasoned six months beyond the "teaser" period.

Any MUNICIPAL DEBT OBLIGATION that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000.

STRUCTURED NOTES.


FINANCIAL CONTRACTS, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.

DIVERSIFICATION. In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                                               Maximum Single       Minimum Issue Size ($
                                       Maximum Single             Industry              in millions)
               Ratings (1)             Issuer (2),(3)              (3),(4)                   (5)
         Aaa....................            100%                    100%                    $100
         Aa.....................             20                      60                      100
         A......................             10                      40                      100
         Baa....................              6                      20                      100
         Ba.....................              4                      12                     50(6)
         B1-B2..................              3                       8                     50(6)
         B3 or below............              2                       5                     50(6)

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.
(2) Companies subject to common ownership of 25% or more are considered as one issuer.
(3) Percentages represent a portion of the aggregate market value of corporate debt securities.
(4) Industries are determined according to Moody's Industry Classifications.
(5) Except for preferred stock, which has a minimum issue size of $50 million.
(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the trust's total assets.

The following are Moody's industry classifications for the purpose of the foregoing diversified requirements:

        1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

        2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

        3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables


        4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar,
Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry
Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

        5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products
(building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development


        6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating, Containers

        7.      Packaging and Glass: Glass, Fiberglass, Containers made of:
Glass, Metal, Paper, Plastic, Wood or Fiberglass

        8.      Personal and Non-Durable Consumer Products (Manufacturing Only):
Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

        9.      Diversified/Conglomerate Manufacturing

        10.     Diversified/Conglomerate Service

        11.     Diversified Natural Resources, Precious Metals and Minerals:
 Fabricating, Distribution

        12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

        13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service
Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

        14.     Finance: Investment Brokerage, Leasing, Syndication, Securities

        15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

        16.     Grocery: Grocery Stores, Convenience Food Stores

        17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

        18.     Home and Office Furnishings, Housewares, and Durable Consumer
Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

        19.     Hotels, Motels, Inns and Gaming

        20.     Insurance: Life, Property and Casualty, Broker, Agent, Surety

        21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

        22.     Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
Industrial, Machine Tools, Steam Generators

        23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

        24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

        25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

        26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

        27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

        28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

        29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

        30.     Personal Transportation: Air, Bus, Rail, Car Rental

        31.     Utilities: Electric, Water, Hydro Power, Gas

        32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supranational Agencies

The trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and Moody's, to the extent the trust considers necessary.

HEDGING. The trust may enter into, sell, purchase or exchange-traded financial futures contracts based on any index approved by Moody's or Treasury bonds, and purchase, write or sell, exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury bonds, and purchase, exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury bonds, "Moody's Hedging Transactions" subject to the following limitations:

o The trust may not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than closing transactions) that would cause the trust at the time of such transaction to own or have sold: (A) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or (B) outstanding financial futures contracts based on any index approved by Moody's having a market value exceeding 50% of the market value of all portfolio securities of the trust constituting Moody's Eligible Assets owned by the trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction).

o The trust may not engage in any Moody's Hedging Transaction based on Treasury bonds (other than closing transactions) that would cause the trust at the time of such transaction to own or have sold: (A) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Moody's Eligible Assets owned by the trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or (B) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 80% of the aggregate market value of all portfolio securities of the trust constituting Moody's Eligible Assets owned by the trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P).

o For purposes of the foregoing, the trust is deemed to own the number of financial futures contracts that underlie any outstanding options written by the trust).

o The trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the trust.

o The trust may engage in a closing transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires.

o The trust may engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

o The trust (A) may not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the trust's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the trust's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase.

o The trust may not enter into an option or futures transaction unless, after giving effect thereto, the trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

OTHER. Where the trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the trust will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the trust by its investment manager or portfolio manager, the trust's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

FITCH RATING GUIDELINES

For purposes of calculating the discounted value of the trust's portfolio under current Fitch's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch's Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch's Discount Factors"). The discounted value of a portfolio security under Fitch's guidelines is the market value thereof, determined as specified by Fitch's, divided by the Fitch's Discount Factor. The Fitch's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Fitch's.

FITCH DISCOUNT FACTOR. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch Ratings.


CORPORATE DEBT SECURITIES. The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Term to Maturity
  of Corporate
  debt security                                                                                          Not Rated or
   Unrated(1)                                   AAA          AA           A          BBB          BB       Below BB
3 years or less (but longer than 1 year).....  106.38%     108.11%     109.89%      111.73%     129.87%     151.52%
5 years or less (but longer than 3 years)....  111.11      112.99      114.94       116.96      129.87      151.52
7 years or less (but longer than 5 years)....  113.64      115.61      117.65       119.76      129.87      151.52
10 years or less (but longer than 7 years)...  115.61      117.65      119.76       121.95      129.87      151.52
15 years or less (but longer than 10 years)..  119.76      121.95      124.22       126.58      129.87      151.52
More than 15 years...........................  124.22      126.58      129.03       131.58      129.87      151.52

         (1) If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (E.G., where the S&P rating is A-and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (E.G., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any NRSRO, the trust will use the percentage set forth under "Unrated" in this table.

The Fitch Discount Factors presented in the immediately preceding table apply to Debt Securities that are performing and have a market price determined by a pricing service or an approved price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch Ratings shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated CCC by Fitch Ratings apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a market value determined by a pricing service or an approved price, a rating one rating category below the actual rating on the debt security will be used (E.G., where the actual rating is A-, the rating for Debt Securities rated BBB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership is the Discount Factor determined in accordance with the table set forth above multiplied by 105%.


The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) TRACERs, whereby the ratings in the table will be applied to the underlying securities and the market value of each underlying security will be its proportionate amount of the market value of the TRACER. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table also applies to preferred trust certificates, the rating on which will be determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch Ratings to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

SHORT-TERM INSTRUMENTS. The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, is (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% is applied to cash. "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS:

        Time Remaining to Maturity                           Discount Factor
        1 year or less................................             100%
        2 years or less (but longer than 1 year)......             103
        3 years or less (but longer than 2 years).....             105
        4 years or less (but longer than 3 years).....             107
        5 years or less (but longer than 4 years).....             109
        7 years or less (but longer than 5 years).....             112
        10 years or less (but longer than 7 years)....             114
        Greater than 10 years.........................             122


         CONVERTIBLE DEBT SECURITIES. The Fitch Discount Factor applied to convertible debt securities is (A) 200% for investment grade convertibles and
(B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% and which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.

         If a security is not rated by Fitch but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BBB- will be used). If a security is not rated by any rating agency, the trust will treat the security as if it were below investment grade.

         RULE 144A SECURITIES. The Fitch Discount Factor applied to Rule 144A Securities is 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

         ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)                                         Discount Factor
U.S. Treasury/agency securities (10 years or less).............................................          118%
U.S. Treasury/agency securities (greater than 10 years)........................................          127%
U.S. agency sequentials (10 years or less).....................................................          120%
U.S. agency sequentials (greater than 10 years)................................................          142%
U.S. agency principal only securities..........................................................          236%
U.S. agency interest only securities (with market value greater than $0.40)....................          696%
U.S. agency interest only securities (with market value less than or equal to $0.40)...........          271%
AAA LockOut securities, interest only..........................................................          236%
U.S. agency planned amortization class bonds (10 years or less)................................          115%
U.S. agency planned amortization class bonds (greater than 10 years)...........................          136%
AAA sequentials (10 years or less).............................................................          118%
AAA sequentials (greater than 10 years)........................................................          135%
AAA planned amortization class bonds (10 years or less)........................................          115%
AAA planned amortization class bonds (greater than 10 years)...................................          140%
Jumbo mortgages rated AAA(1)...................................................................          123%
Jumbo mortgages rated AA(1)....................................................................          130%
Jumbo mortgages rated A(1).....................................................................          136%
Jumbo mortgages rated BBB(1)...................................................................          159%
Commercial mortgage-backed securities rated AAA................................................          131%
Commercial mortgage backed securities rated AA.................................................          139%
Commercial mortgage backed securities rated A..................................................          148%
Commercial mortgage backed securities rated BBB................................................          177%
Commercial mortgage backed securities rated BB.................................................          283%
Commercial mortgage backed securities rated B..................................................          379%
Commercial mortgage backed securities rated CCC or not rated...................................          950%


(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

BANK LOANS: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below.

           Fitch Loan Category                         Discount Factor
                   A                                       126%
                   B                                        157
                   C                                        184
                   D                                        433

The Fitch Discount Factors presented in the immediately preceding table also applies to interest rate swaps and caps, and the rating of the counterparty to the swap or cap is the rating used to determine the Fitch Discount Factor in the table.

                  "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the market value of a Fitch Eligible Asset trading at par is equal to $1.00):

                  "Fitch Loan Category A" means performing bank loans which have a market value or an approved price greater than or equal to $0.90.

                  "Fitch Loan Category B" means: (A) performing bank loans which have a market value or an approved price of greater than or equal to $0.80 but less than $0.90; and (B) non-performing bank loans which have a market value or an approved price greater than or equal to $0.85.

                  "Fitch Loan Category C" means: (A) performing bank loans which have a market value or an approved price of greater than or equal to $0.70 but less than $0.80; (B) non-performing bank loans which have a market value or an approved price of greater than or equal to $0.75 but less than $0.85; and (C) performing bank loans without an approved price rated BB- or higher by Fitch Ratings. If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (E.G., where the S&P rating is A-and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (E.G., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA-will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

                  "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall in more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

MUNICIPAL DEBT OBLIGATIONS. The Fitch Discount Factor applied to municipal debt obligations will be the percentage determined by reference to the table set forth below:

                                                                        Fitch Rating Category
Fitch Exposure Period                              AAA(1)       AA(1)     A(1)      BBB(1)      F1(2)     Unrated(3)
7 weeks....................................         151%         159%      166%       173%       136%        225%
8 weeks or less but greater than 7 weeks...         154          161       168        176        137         231
9 weeks or less but greater than 8 weeks...         158          163       170        177        138         240

(1)     Fitch rating.
(2) Municipal debt obligations rated by Fitch Ratings which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
(3) If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (E.G., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). (3) If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (E.G., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any NRSRO, the trust will use the percentage set forth under "Unrated" in this table.

The Fitch Discount Factors presented in the immediately preceding table also applies to interest rate swaps and caps, and the rating of the counterparty to the swap or cap is the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table is also applied to municipal debt obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the securities, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

FOREIGN BONDS. The Fitch Discount Factor (A) for a foreign bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such foreign bonds and (B) for (1) a foreign bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

STRUCTURED NOTES. The Fitch Discount Factor applied to structured notes will be
(A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under this definition.

FITCH ELIGIBLE ASSETS. Under current Fitch guidelines, the following are considered Fitch Eligible Assets:

CASH (including interest and dividends due on assets rated (A) BBB or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the trust has received prior written authorization from Fitch Ratings or (B) (1) with counterparties having a long-term debt rating of at least BBB- from Fitch Ratings or the equivalent from another NRSRO or (2) with counterparties having a Short Term Money Market Instrument rating of at least F1+ by Fitch Ratings or the equivalent by another NRSRO.

SHORT TERM MONEY MARKET INSTRUMENTS so long as (A) such securities are rated at least F1+ by Fitch Ratings or the equivalent by another NRSRO, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch Ratings or the equivalent by another NRSRO, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within one month,
(2) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within three months or (3) is rated at least AA by Fitch Ratings or the equivalent by another NRSRO and the security matures within six months.

U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS.


DEBT SECURITIES if (A) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (B) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as Pioneer acting pursuant to procedures approved by the Board of Trustees; and (C) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership , (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "foreign bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign bonds held by the trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate market value of all assets constituting Fitch Eligible Assets. Similarly, Canadian bonds held by the trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate market value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, foreign bonds and Canadian Bonds held by the trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate market value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch

Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch Ratings, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES.

PREFERRED STOCKS.


RULE 144A SECURITIES.

BANK LOANS.

MUNICIPAL DEBT OBLIGATIONS.

STRUCTURED NOTES.


FINANCIAL CONTRACTS, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in the foregoing categories of Fitch Eligible Assets may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the trust of a writing from Fitch Ratings specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch Ratings to the AMPS.

HEDGING. The trust may enter into, purchase or sell, exchange-traded financial futures contracts based on any index approved by Fitch Ratings or Treasury bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, any index approved by Fitch Ratings or Treasury bonds and purchase, write or sell of exchange-traded call options on such financial futures contracts, any index approved by Fitch Ratings or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

The trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch Ratings (other than transactions that terminate a futures contract or option held by the trust by the trust's taking the opposite position thereto ("closing transactions")) that would cause the trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

The trust will not engage in any Fitch Hedging Transaction based on Treasury bonds (other than closing transactions) that would cause the trust at the time of such transaction to own or have sold:

(A) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the trust and rated AA by Fitch Ratings (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

(B) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch Ratings (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the trust shall be deemed to own futures contracts that underlie any outstanding options written by the trust);

The trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch Ratings if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch Ratings and the trust.

The trust may not enter into an option or futures transaction unless, after giving effect thereto, the trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

DIVERSIFICATION. Fitch requires that the trust adhere to a maximum single issuer concentration, with respect to 75% of its assets, of 5% of total assets. In addition, no more than 25% of the trust's total assets may be concentrated in securities of issuers in a single industry. For the purposes of including concentration test, Fitch uses the following industry classifications:

         Aerospace & Defense

         Automobiles

         Banking, Finance & Insurance

         Building & Materials

         Chemicals

         Computers & Electronics

         Consumer Products

         Energy

         Environmental Services

         Farming & Agriculture

         Food, Beverage & Tobacco

         Healthcare & Pharmaceuticals

         Industrial Machinery

         Media, Leisure & Entertainment

         Metals & Mining

         Miscellaneous

         Paper & Forest Products

         Retail

         Sovereigns

         Textiles & Furniture

         Transportation

         Utilities

The trust shall use its discretion in determining which industry classification is applicable to a particular investment.

OTHER. Where the trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch Ratings or the equivalent by another NRSRO and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of
(i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch Ratings has indicated to the trust will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the trust by its investment manager or portfolio manager, the trust's custodian, transfer agent or registrar or the Auction Agent and (D) liens by virtue of any repurchase agreement.

GENERAL


The foregoing Rating Agency Guidelines are subject to change from time to time. The trust may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than Moody's and Fitch may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating.

                         U.S. FEDERAL INCOME TAX MATTERS


The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of the AMPS. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The trust intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which this discussion assumes, the trust must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the trust invests that are not treated as corporations (E.G., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the trust. Consequently, the trust may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the trust will generally be relieved of U.S. federal income tax on any income of the trust, including long-term capital gains, distributed to shareholders. However, if the trust retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax.

Under the Code, the trust will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the trust's distributions will be sufficient to avoid entirely this tax.


Based in part on its lack of any present intention on the part of the trust to redeem or purchase the AMPS at any time in the future, the trust believes that under present law the AMPS will constitute stock of the trust and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the trust's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends, as described below) and generally will not qualify for the dividends-received deduction available to corporations under Section 243 of the Internal Revenue Code, although if a portion of the trust's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the trust to corporate shareholders may qualify for the dividends received deduction. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the AMPS constitute debt of the trust. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by the trust to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the trust, would be included in full in the income of the recipient and would be taxed as ordinary income.

In general, assuming there are sufficient current or accumulated earnings and profits, dividends from investment company taxable income will be taxable as ordinary income and designated dividends from net capital gain, if any, will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the trust. Distributions by the trust in excess of the trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of the shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the trust retains any net capital gain, the trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Any dividend declared by the trust as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the trust in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that have not yet been issued, but that may apply retroactively, any such transactions that are not directly related to the trust's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the trust to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the trust's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the trust or its shareholders in future years.

If the trust acquires any equity interest (under Treasury regulations that have not yet been issued, but that may apply retroactively, generally to include not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the trust could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the trust is timely distributed to its shareholders. The trust would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the trust to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The trust may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The trust may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the trust. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the trust, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


If at any time when the AMPS are outstanding the trust fails to meet the discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount or the 1940 Preferred Shares Asset Coverage, the trust will be required to suspend distributions to holders of its common shares until such maintenance or asset coverage, as the case may be, is restored. This could prevent the trust from distributing at least 90% of its net income as is required under the Code and therefore might jeopardize the trust's reduction or exemption from corporate taxation as a regulated investment company and/or might subject the trust to the 4% excise tax. Upon any failure to meet such maintenance or asset coverage requirements, the trust may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite maintenance or asset coverage and avoid the adverse consequences to the trust and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The trust will endeavor to avoid restrictions on its ability to distribute dividends.

If the trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the trust elects to include market discount in income currently), the trust generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the trust must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

At the time of an investor's purchase of the trust's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the trust's portfolio or undistributed taxable income of the trust. Consequently, subsequent distributions by the trust with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Sales and other dispositions of the trust's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the trust's shares (including a redemption of AMPS) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if trust shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.

Gain or loss, if any, resulting from a redemption of AMPS generally will be taxed as gain or loss from the sale of the AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the trust, (c) is substantially disproportionate with respect to the owner, or (d) with respect to a non-corporate owner, is in partial liquidation of the owner's interest in the trust. For the purposes of
(a), (b), and (c) above, a shareholder's ownership of common shares will be taken into account and the AMPS and common shares held by parties who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) above are met, the redemption proceeds may be considered a dividend distribution taxable as ordinary income as discussed above.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the trust (including those acquired pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. Options written or purchased and futures contracts entered into by the trust on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the trust as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the trust may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the trust may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the trust's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the trust's income and gains or losses and hence of its distributions to shareholders.

The trust may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the trust's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the trust, will be allocated to the shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusions income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the trust to invest in REITs that hold residual interests in REMICs as a substantial portion of their assets.

The trust's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends-received deduction subject to certain holding period requirements and limitations on debt financings under the Code, only to the extent the trust earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The trust is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the trust's distributions, from the dividends attributable to such stocks, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.


The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the trust intends to designate distributions of particular types of income made to common shareholders and preferred shareholders in accordance with each such class's proportionate shares of such income. Distributions in excess of the trust's current and accumulated earnings and profits (if any), however, will not be allocated proportionately among the AMPS and the common shares. Since the trust's current and accumulated earnings will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

The trust may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The trust does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the trust, with the general result that shareholders would not include such taxes in their gross incomes and would not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Federal law requires that the trust withhold (as "backup withholding") on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the trust's shares paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax on amounts treated as ordinary dividends from the trust and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the trust. Shareholders should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, foreign, state, local and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. The trust may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other similar closed-end funds as categorized by Lipper, Inc. (Lipper), Morningstar Inc. or other independent services. Comparison of the trust to an alternative investment should be made with consideration of differences in features and expected performance. The trust may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the trust believes to be generally accurate.

From time to time, the trust and/or Pioneer may report to shareholders or to the public in advertisements concerning Pioneer's performance as an advisor to Pioneer mutual funds and clients other than the trust, or on the comparative performance or standing of Pioneer in relation to other money managers. Pioneer may also provide to current or prospective private account clients, in connection with standardized performance information for the trust, performance information for the trust gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the trust or for other Pioneer mutual funds or accounts managed by Pioneer may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the trust or Pioneer, should be considered in light of the trust's investment objectives and policies, the characteristics and quality of the trust, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. Pioneer may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.


PIONEER. From time to time, Pioneer or the trust may use, in advertisements or information furnished to present or prospective shareholders, information regarding Pioneer including, without limitation, information regarding Pioneer's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Pioneer's overall investment management performance contained in third-party reports or publications. Pioneer's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. Pioneer has traditionally served a mutual fund and an institutional clientele. As of April 30, 2002, Pioneer and its affiliates managed approximately $100 billion in assets worldwide, including over $20 billion in assets under management by Pioneer for U.S. investors. Pioneer and its affiliates manage over 100 mutual funds registered in the United States or other jurisdictions and employ over 1,200 multicultural professionals in 12 countries. Pioneer and its affiliates utilize a network of 3,000 distributors worldwide.

Advertisements for the trust may make reference to certain other open- or closed-end investment companies managed by Pioneer. In 1999, 1999 and 2000, Pioneer introduced Pioneer Strategic Income trust, Pioneer Strategic Income VCT Portfolio and Pioneer High Yield VCT Portfolio. In 2000 Pioneer introduced Pioneer High Yield trust, and pursuant to an agreement and plan of reorganization, that Pioneer fund acquired all of the assets of Third Avenue High Yield trust. (In the reorganization, Third Avenue High Yield trust exchanged all of its assets for Class A shares of Pioneer High Yield trust. The performance of each class of Pioneer High Yield trust from February 12, 1998 to February 25, 2000 includes the performance of Third Avenue High Yield trust's single class.) Each of the referenced Pioneer funds is an open-end investment company that does not employ leverage. The investment objectives, policies and restrictions applicable to each of these funds differ in material respects from the trust's objectives, policies and restrictions. These differences may affect performance.

Pioneer may present an investment allocation model demonstrating the trust's weightings in investment types, sectors or rating categories such as U.S. high yield, emerging markets or investment grade securities. The model allocations are representative of the trust's investment strategy, Pioneer's analysis of the market for high yield securities as of the date of the model and certain factors that may alter the allocation percentages include global economic conditions, individual company fundamentals or changes in market valuations. Such models may also indicate an expected or targeted weighted average rating of the trust's portfolio.

COMPARATIVE INFORMATION. From time to time, the trust's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments. For instance, such advertisements may refer to the spread in corporate bond yield and government bond yield, or the yield of other types of investments. For purposes of advertisements or related materials, yields and returns may be measured by various indices such as the Lehman Municipal Bond Index, the Merrill Lynch Global Bond Index, the Merrill Lynch Government Master Index, the Merrill Lynch Mortgage Master Index or other such indices. Advertisements and related materials may also note Pioneer's belief that yields on short-term, intermediate- and long-term bonds offer attractive current yields and set forth yields on other investments, including without limitation, 3-month T-Bills, 10-year Treasury bonds and 30-year Treasury bonds.

The trust's advertising materials may also compare the performance of investment companies with differing investment styles, objectives or portfolio securities. Returns for investment companies that invest primarily in bonds may be compared with the returns of investment companies that invest primarily in equities. Such material may also assert that, in an uncertain equity environment, bonds can provide an attractive alternative to equity investments. The trust's advertising materials may also include comparative graphics, for example:

HIGH YIELD'S HISTORICALLY WIDE SPREADS*

[plot points for 670-basis point spread between (1) high yield securities and
(2) U.S. Treasury securities]

               Date         %(1)        %(2)
              2/29/88        12.83        8.15
              2/28/90        15.66        8.52
              2/29/92        12.37        7.26
              2/28/94         9.27        6.14
              2/29/96         9.78        6.12
              2/28/98         8.87        5.62
              2/29/00        11.63        6.42
              2/28/02        12.50        5.80

*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Merrill Lynch High Yield Master II Index and Merrill Lynch U.S. Current 10 Year Treasury Index; each is an unmanaged representation of its respective securities. It is not possible to invest directly in an index. Does not represent the performance of any Pioneer mutual fund. Treasury securities are guaranteed as to the timely payment of interest and principal; high yield corporate bonds are not. Investments in lower rated bonds may be more volatile and less liquid than more highly rated bonds. Chart prepared by Pioneer. Source: Pioneer Research.

THE TRUST. The trust's listing of its common shares on the New York Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

The trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. The trust may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

                                     EXPERTS


The statement of assets and liabilities of the trust at April 22, 2002 and the statement of operations for the period then ended appearing in this statement of additional information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as independent auditors to the trust.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the trust with the SEC. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT


                           PIONEER HIGH INCOME TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 22, 2002
ASSETS:
Cash.....................................................$    100,003
Receivable from Investment
Adviser..................................................      40,000
Deferred offering costs..................................     689,500
                                                         ------------
Total assets.............................................     829,503
                                                         ------------
LIABILITIES:
Accrued organizational
expenses.................................................      40,000
Accrued offering costs...................................     689,500
                                                         ------------
Total liabilities........................................     729,500
                                                         ------------
Net Assets (6,981 shares issued and outstanding;
              unlimited shares authorized)...............$    100,003
                                                         ------------
Net asset value per share                                $     14.325
                                                         ------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
                         MARCH 18 THROUGH APRIL 22, 2002

Investment income........................................$        -
                                                         ----------
Organizational
expenses.................................................    40,000
Less: Reimbursement from Investment
Adviser..................................................    40,000
                                                         ----------
Net
Expenses.................................................         -
                                                         ----------
Net Investment Income....................................$        -
                                                         ==========
NOTES

1.       ORGANIZATION
Pioneer High Income Trust (the "Trust") is a diversified, closed-end management investment company organized on January 30, 2002, which has had no operations other than the sale and issuance of 6,981 shares at an aggregate purchase price of $100,003 to Pioneer Investment Management, Inc. (the "Investment Adviser") on March 18, 2002. The Investment Adviser has agreed to reimburse the amount by which the aggregate of all of the Trust's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share. Accordingly, the Trust's share of offering costs will be recorded as a reduction of the proceeds from the sale of its Common Shares upon the commencement of the Trust's operations. Estimated offering costs to be borne by the Trust total $689,500. Additionally, if the Trust completes an offering of Preferred Shares, the Trust will also pay expenses in connection with such offering.

2.       ACCOUNTING POLICIES
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.       AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with the Investment Adviser, which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Trust's average weekly Total Managed Assets. Pioneer Investment Management Shareholder Services, Inc., a majority owned indirect subsidiary of UniCredito Italiano S.p.A, has contracted with the Trust to provide transfer agent and shareholder services to the Trust at negotiated rates.

The Investment Adviser has also entered into an Administration Agreement with the Trust pursuant to which the Investment Adviser provides certain administrative services to the Trust. Under the Administration Agreement, the Trust will reimburse the Investment Adviser for its cost of providing administrative services to the Trust, excluding the sub-administrative fee described below. The Investment Adviser has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Investment Adviser will pay the Administrator a monthly fee computed at the annual rate of 0.10% of the Trust's average weekly Total Managed Assets, subject to a monthly minimum fee of $10,000. "Total Managed Assets" means the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Total Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability.

4.       FEDERAL INCOME TAXES
The Trust intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                         Report of Independent Auditors




To the Shareholder and
Board of Trustees of
Pioneer High Income Trust

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the "Fund") as of April 22, 2002 and the related statement of operations for the period from March 18, 2002 (date of capitalization) through April 22, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Pioneer High Income Trust at April 22, 2002, and the results of its operations for the period from March 18, 2002 (date of capitalization) through April 22, 2002, in conformity with accounting principles generally accepted in the United States.


                                                     ERNST & YOUNG LLP


Boston, Massachusetts
April 23, 2002

                                        PIONEER HIGH INCOME TRUST
                                         SCHEDULE OF INVESTMENTS
                                              MAY 31, 2002
                                               (UNAUDITED)

      PRINCIPAL
       AMOUNT     MOODY'S
        (000)     RATINGS                                                               VALUE
                           LONG-TERM INVESTMENTS 61.1%
                           CORPORATE BONDS & NOTES 48.3%
                           CONSUMER DISCRETIONARY - 13.4%
                           Asbury Automotive Group Inc.,
   $       4,250    B3        9.0%, 6/15/12 (144A)                                $     4,272,500
                           Charter Communications Holdings, LLC,
           3,000    B2        0.0%, 1/15/05(a)                                          1,935,000
           7,000    B2        10.0%, 5/15/11                                            6,142,500
                           EchoStar DBS Corporation,
           4,000    B1        9.375%, 2/1/09                                            4,060,000
                           Grupo Elektra SA de CV,
           7,078    B1        12.0%, 4/1/08                                             7,184,170
                           John Q. Hamons Hotels L.P.,
           5,000    B2        8.875%, 5/15/12 (144A)                                    5,075,000
                           J. C. Penny Co., Inc.,
           6,550    Ba2       8.125%, 4/1/27                                            5,600,250
                           MeriStar Hospitality Corporation,
           7,140    B3        8.75%, 8/15/07                                            6,872,250
                           Vicap SA,
           2,000    B1        11.375%, 5/15/07                                          1,960,000
                           Xerox Capital Trust I,
          12,500    B3        8.0%, 2/1/27                                              6,396,738
                                                                                    --------------
                                                                                       49,498,408
                                                                                    --------------
                           CONSUMER STAPLES - 3.7%
                           CIA Brasileira de Bebida,
           7,600   Baa3       10.5%, 12/15/11 (144A)                                    7,296,000
                           Chiquita Brands International, Inc.,
           5,955    NR        10.56%, 3/15/09                                           6,312,300
                                                                                    --------------
                                                                                       13,608,300
                                                                                    --------------
                           ENERGY - 5.9%
                           Compton Petroleum Corporation,
           4,650    B2        9.9%, 5/15/09 (144A)                                      4,719,750
                           EOTT Energy Partners, L.P.,
           8,000    B3        11.0%, 10/1/09                                            6,320,000
                           Parker Drilling Company,
           4,000    B1        9.75%, 11/15/06                                           4,130,000
                           Tesoro Escrow Corp.,
           7,000    B2        9.625%, 4/1/12 (144A)                                     6,475,000
                                                                                    --------------
                                                                                       21,644,750
                                                                                    --------------
                           FINANCIALS - 1.7%
                           GATX Financial Corp.,
           6,450   Baa3       8.875%, 6/1/09                                            6,389,144
                                                                                    --------------
                           HEALTH CARE - 1.7%
                           PacifiCare Health Systems, Inc.,
           6,180    B3        10.75%, 6/1/09 (144A)                                     6,380,850
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

      PRINCIPAL
       AMOUNT     MOODY'S
        (000)     RATINGS                                                               VALUE
                           LONG-TERM INVESTMENTS (CONTINUED)
                           CORPORATE BONDS & NOTES (CONTINUED)
                           INDUSTRIALS - 8.4%
                           AMR Corporation,
   $       6,000    B1        9.0%, 8/1/12                                        $     5,829,420
                           NMHG Holding Co.,
           6,145    B3        10.0%, 5/15/09 (144A)                                     6,298,625
                           Northwest Airlines Inc.,
           4,885    B2        8.7%, 3/15/07                                             4,396,500
           2,376    B2        8.875%, 6/1/06                                            2,227,500
                           Trico Marine Services, Inc.,
           4,680    B2        8.875%, 5/15/12 (144A)                                    4,715,100
                           Vestel Electronics Finance,
           7,600    Ba3       11.5%, 5/14/07 (144A)                                     7,467,000
                                                                                    --------------
                                                                                       30,934,145
                                                                                    --------------
                           INFORMATION TECHNOLOGY - 0.9%
                           Lucent Technologies,
           4,000    B2        7.25%, 7/15/06                                            3,340,000
                                                                                    --------------
                           MATERIALS - 6.3%
                           Corporacion Durango SA de CV,
           2,790    B3        13.125%, 8/1/06                                           2,727,225
                           Freeport-McMoran Copper & Gold Inc.,
           3,015    B3        7.2%, 11/15/06                                            2,924,550
           3,525    B3        7.5%, 11/15/06                                            3,154,875
                           Huntsman International LLC,
           6,500   Caa1       10.125%, 7/1/09                                           5,253,102
                           Lyondell Chemical Company,
           8,000    B2        10.875%, 5/1/09                                           7,440,000
                           Phelps Dodge Corporation,
           2,000   Baa3       9.50%, 6/1/31                                             1,932,190
                                                                                    --------------
                                                                                       23,431,942
                                                                                    --------------
                           TELECOMMUNICATIONS - 3.6%
                           Crown Castle International Corp.,
           8,000    B3        9.375%, 8/1/11                                            6,440,000
                           EchoStar DBS Corporation,
           2,700    B1        9.125%, 1/15/09 (144A)                                    2,713,500
                           SBA Communications Corporation,
           6,000    B3        10.25%, 2/1/09                                            4,230,000
                                                                                    --------------
                                                                                       13,383,500
                                                                                    --------------
                           UTILITIES - 2.7%
                           CMS Energy Corporation,
           4,200    Ba3       8.9%, 7/15/08                                             4,074,000
                           Calpine Canada Energy Finance ULC,
           2,000    B1        8.5%, 5/1/08                                              1,640,000
                           Calpine Corporation,
           2,500    B1        7.75%, 4/15/09                                            2,075,000
           2,500    B1        8.5%, 2/15/11                                             2,050,000
                                                                                    --------------
                                                                                        9,839,000
                                                                                    --------------
                           TOTAL CORPORATE BONDS & NOTES (COST - $182,109,559)        178,450,039
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

      PRINCIPAL
       AMOUNT     MOODY'S
        (000)     RATINGS                                                               VALUE
                           CONVERTILE BONDS & NOTES 8.5%
                           CONSUMER DISCRETIONARY - 1.1%
                           MascoTech, Inc.,
   $       4,100    B3       4.5%, 12/15/03                                       $     3,936,000
                                                                                    --------------
                           HEALTH CARE - 3.3%
                           CV Therapeutics, Inc.,
           1,000    NR        4.75%, 3/1/07                                               713,750
                           Human Genome Sciences, Inc.,
           4,000    NR        3.75%, 3/15/07                                            2,780,000
                           IVAX Corporation,
           9,000    NR        4.5%, 5/15/08                                             6,930,000
                           Vertex Pharmaceuticals Incorporated,
           2,000    NR        5.0%, 9/19/07                                             1,565,000
                                                                                    --------------
                                                                                       11,988,750
                                                                                    --------------
                           INDUSTRIALS - 1.0%
                           SCI Systems, Inc.,
           5,000    Ba2       3.0%, 3/15/07                                             3,856,250
                                                                                    --------------
                           INFORMATION TECHNOLOGY - 3.1%
                           Juniper Networks, Inc.,
           9,000    B2       4.75%, 3/15/07                                             6,693,750
                           Vitesse Semiconductor Corporation,
           6,000    B3        4.0%, 3/15/05                                             4,687,500
                                                                                    --------------
                                                                                       11,381,250
                                                                                    --------------
                           TOTAL CONVERTIBLE BONDS & NOTES (COST -                     31,162,250
                           $31,165,320)
                                                                                    --------------
                           MUNICIPAL BONDS  1.2%
                           INDIANA - 0.4%
                           Indianapolis, Arpt. Auth. Rev. Spl. Fac.,
                              United Airlines,
           2,000   Caa1       Ser. A, 6.5 %, 11/15/31                                   1,350,080
                                                                                    --------------
                           NORTH CAROLINA - 0.8%
                           Charlotte, Spl. Facs. Rev., Charlotte/Douglas
                              Int'l Airport,
           4,000    NR        5.6%, 7/1/27                                              2,027,240
           2,000    NR        7.75%, 2/1/28                                             1,093,740
                                                                                    --------------
                                                                                        3,120,980
                                                                                    --------------
                           TOTAL MUNICIPAL BONDS (COST - $4,481,678)                    4,471,060
                                                                                    --------------
                           SOVEREIGN DEBT OBLIGATIONS  2.8%
                           BRAZIL - 1.0%
                           Federal Republic of Brazil,
           4,000    B1        11.5%, 3/12/08                                            3,560,000
                                                                                    --------------
                           ECUADOR - 0.8%
                           Republic of Ecuador,
           6,000   Caa2       5.0%, 8/15/30 (144A)                                      3,090,000
                                                                                    --------------
                           RUSSIA - 1.0%
                           Russian Federation,
           5,000    Ba3       5.0%, 3/31/30                                             3,592,500
                                                                                    --------------
                           TOTAL SOVEREIGN DEBT OBLIGATIONS (COST -                    10,242,500
                           $10,579,687)
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

       SHARES              CONVERTIBLE PREFERRED STOCKS  0.3%                           VALUE
                           UTILITIES - 0.3%
          32,000           Calpine Capital Trust II, 5.5%
                           (COST - $1,096,000)                                    $     1,092,000
                                                                                    --------------
                           TOTAL INVESTMENT IN SECURITIES (COST -                     225,417,849
                           $229,432,244)
                                                                                    --------------
      PRINCIPAL
       AMOUNT     MOODY'S
        (000)     RATINGS  REPURCHASE AGREEMENTS - 42.6%
   $      78,650    NR     Credit Swiss First Boston, Inc., 1.74%,  dated
                           5/30/02,
                           repurchase price of $78,650,000, plus accrued
                           interest on 6/3/02 collateralized by $77,887,000
                           U.S. Treasury
                           Note, 4.625%, 2/28/03                                       78,650,000

          78,650    NR     J.P. Morgan Chase & Co., 1.75%, dated 5/30/02,
                           repurchase price of $78,650,000, plus accrued interest on
                           6/3/02 collateralized by $80,122,000 U.S. Treasury Note,
                           3.25%, 5/31/04                                              78,650,000
                                                                                    --------------
                           TOTAL REPURCHASE AGREEMENTS (COST - $157,300,000)          157,300,000
                                                                                    --------------
                           TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE
                           AGREEMENTS (COST - $386,732,244) - 103.7% (b)(c)           382,717,849
                           OTHER LIABILITIES IN EXCESS OF OTHER ASSETS - (3.7)%      (13,627,309)
                           PREFERRED STOCK AT REDEMPTION VALUE - (0.0)%                         -
                                                                                    --------------
                           NET ASSETS - 100.0%                                    $   369,090,540
                                                                                    ==============
     ------------
     (a)         Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated
                 coupon becomes effective until final maturity.

     144A Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2002, the value of these securities amounted to $58,503,325 or 15.9% of total net assets.

     (b)         At May 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $386,800,399 was as follows:
                    Aggregate gross unrealized gain for all
                    investments in
                    which there is an excess of value over tax        $     1,112,426
                    cost
                    Aggregate gross unrealized loss for all investments in
                    which there is an excess of tax cost over             (5,194,976)
                    value
                                                                        --------------
                    Net unrealized loss                               $   (4,082,550)
                                                                        --------------
     (c)         Distribution of investments by country of issue, as a percentage of total
                 holdings, is as follows:
                 United States                                                   88.7 %
                 Mexico                                                           3.1
                 Brazil                                                           2.8
                 Turkey                                                           2.0
                 Canada                                                           1.7
                 Russia                                                           0.9
                 Ecuador                                                          0.8
                                                                        --------------
                                                                                100.0 %
                                                                        --------------

     Purchases and sales of securities (excluding temporary cash investments) for the period ended May 31, 2002 aggregated $231,392,753 and $2,025,000, respectively.

   The accompanying notes are an integral part of these financial statements.

                                 PIONEER HIGH INCOME TRUST
                            STATEMENT OF ASSETS AND LIABILITIES
                                       MAY 31, 2002
                                        (UNAUDITED)

ASSETS:
              Investments, at value (cost $229,432,244)                              $225,417,849
              Repurchase agreements (cost $157,300,000)                               157,300,000
              Cash                                                                      4,193,972
              Foreign currency, at value                                                  300,272
              Interest receivable                                                       4,356,105
                                                                                    --------------
                   Total assets                                                       391,568,198
                                                                                    --------------
LIABILITIES:
              Payable for investments purchased                                        21,635,869
              Offering costs payable                                                      600,000
              Investment management fee payable                                           209,743
              Forward foreign currency settlement contracts - net                           6,018
              Accrued expenses                                                             26,028
                                                                                    --------------
                   Total liabilities                                                   22,477,658
                                                                                    --------------
PREFERRED STOCK AT REDEMPTION VALUE:
              $25,000 liquidation value per share; no shares outstanding                        -
                                                                                    --------------
                          NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS               $369,090,540
                                                                                    ==============
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
              Paid-in capital                                                        $371,820,003
              Undistributed net investment income                                       1,381,598
              Net realized loss on investments
                  and foreign currency transactions                                      (96,283)
              Net unrealized depreciation on investments
                  and foreign currency transactions                                   (4,014,778)
                                                                                    --------------
                          NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS               $369,090,540
                                                                                    ==============
              SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED)                         26,006,981
                                                                                    ==============
                          NET ASSET VALUE PER COMMON SHARE OF BENEFICIAL
                            INTEREST ISSUED AND OUTSTANDING                                $14.19
                                                                                           ======

   The accompanying notes are an integral part of these financial statements.

                                  PIONEER HIGH INCOME TRUST
                                   STATEMENT OF OPERATIONS
                     FOR THE PERIOD APRIL 26, 2002* THROUGH MAY 31, 2002
                                         (UNAUDITED)

INVESTMENT INCOME:
               Interest                                                                 $    1,617,369
                                                                                        ---------------
EXPENSES:
               Investment management fees                                                      209,743
               Legal fees                                                                        5,292
               Transfer agent fees                                                               4,054
               Audit                                                                             3,704
               Custodian fees                                                                    3,429
               Reports to shareholders                                                           2,646
               Trustees' fees                                                                      794
               Miscellaneous                                                                     6,109
                                                                                        ---------------
                    Total expenses                                                             235,771
                                                                                        ---------------
                         Net Investment Income                                               1,381,598
                                                                                        ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
               Net realized gain (loss) from:
                    Investments                                                              (111,098)
                    Forward foreign currency contracts and assets and
                         liabilities denominated in foreign currenc                            14,815
                                                                                        ---------------
                                                                                              (96,283)
                                                                                        ---------------
               Net unrealized loss from:
                    Investments                                                             (4,014,395)
                    Forward foreign currency contracts and assets and
                         liabilities denominated in foreign currencies                            (383)
                                                                                        ---------------
                                                                                            (4,014,778)
                                                                                        ---------------
                         Net realized and unrealized loss on investments
                            and foreign currency transactions                               (4,111,061)
                                                                                        ---------------
DIVIDENDS TO PREFERRED SHAREHOLDERS                                                                  -
                                                                                        ---------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS                                                               $   (2,729,463)
                                                                                        ===============

*Commencement of investment operations.

   The accompanying notes are an integral part of these financial statements.

                                      PIONEER HIGH INCOME TRUST
                                 STATEMENT OF CHANGES IN NET ASSETS
                         FOR THE PERIOD APRIL 26, 2002* THROUGH MAY 31, 2002
                                             (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS:
               Net investment income                                                           $   1,381,598
               Net realized loss on investments and foreign currency transactions                   (96,283)
               Net unrealized depreciation on investments and
                   foreign currency transactions                                                 (4,014,778)
               Dividends to preferred shareholders                                                         -
                                                                                            -----------------
                         Net decrease in net assets resulting from operations                    (2,729,463)
                                                                                            -----------------
SHARE TRANSACTIONS:
               Net proceeds from the issuance of common shares                                   343,800,000
               Net proceeds from underwriters' over-allotment option exercised                    28,650,000
               Common share offering expenses charged to paid-in capital in excess of par          (730,000)
                                                                                            -----------------
                         Total share transactions                                                371,720,000
                                                                                            -----------------
                         Total increase in net assets                                            368,990,537
                                                                                            -----------------
NET ASSETS:
               Beginning of period                                                                   100,003
                                                                                            -----------------
               End of period  (including undistributed net investment income of                $ 369,090,540
               $1,381,598)                                                                  =================

*Commencement of investment operations.

   The accompanying notes are an integral part of these financial statements.

                                       PIONEER HIGH INCOME TRUST
                                         FINANCIAL HIGHLIGHTS
                                              (UNAUDITED)
                                                                              FOR THE PERIOD APRIL 26,
                                                                                20021 THROUGH MAY 31,
                                                                                        2002
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period2                                                   $  14.33
                                                                                         -------
Increase (decrease) from investment operations:
      Net investment income                                                                 0.05
      Net realized and unrealized gain (loss) on investments and
            foreign currency transactions                                                  (0.16)
      Dividends to preferred shareholders                                                     --
                                                                                         -------
Net increase (decrease) from investment operations                                         (0.11)
                                                                                         -------
Organizational expenses and offering costs charged to capital                              (0.03)
                                                                                         -------
Net asset value, end of period3                                                         $  14.19
                                                                                         =======
Market value, end of period3                                                            $  15.00
                                                                                         =======
Total investment return4                                                                      --%
                                                                                         =======

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Expenses                                                                                    0.67%5
Net investment income before preferred share dividends                                      3.95%5
Preferred share dividends                                                                     --%5
Net investment income applicable to common shareholders                                     3.95%5

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)                                         $354,428
Portfolio turnover                                                                          1.57%
Net assets applicable to common shareholders, end of period (000)                       $369,091
Preferred shares outstanding (000)                                                            --

------------------------------
1  Commencement of investment operations.
2 Net asset value immediately after the closing of the first public offering was $14.30.
3 Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
4 Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the trust's dividend reinvestment plan. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.
5  Annualized.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2002 (UNAUDITED)

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer High Income Trust (the "Trust") was organized as a Delaware business Trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, a majority owned indirect subsidiary of UniCredito Italiano S.pP.A. (UniCredito Italiano), of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. PIM has agreed to reimburse the amount by which the aggregate of all the Trust's organizational expenses and offering costs (other than the sales load) exceeds $0.03 per share of the initial offering. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent consistent with its investment objective.

The Trust invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.       SECURITY VALUATION

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend data in the exercise of reasonable diligence. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, and amortization of premium and accretion of discount, respectively, to interest income on securities purchased using the interest method. Temporary cash investments are valued at amortized cost.

     Since inception, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and accretes discounts and amortizes premiums on debt securities.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.       FOREIGN CURRENCY TRANSLATION

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.       FORWARD FOREIGN CURRENCY CONTRACTS

     The Trust enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     As of May 31, 2002, the Trust had no outstanding portfolio hedges. The Trust's gross forward currency settlement contracts receivable and payable were $1,307,597 and $1,313,615, respectively, resulting in a net payable of $6,018.

D.       FUTURES CONTRACTS

     The Trust may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Trust is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Trust, depending on the daily fluctuation in the value of the contracts, and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market risks that may exceed the amounts recognized by the Trust. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Trust's hedging strategies and potentially result in a loss. At May 31, 2002, the Trust had no open futures contracts.

E.       REPURCHASE AGREEMENTS

     The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

F.       SECURITIES LENDING

     The Trust may lend securities in its portfolio to certain broker-dealers or other institutional investors, with the Trust's custodian acting as the lending agent. When entering into a loan, the Trust receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Trust continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. As of May 31, 2002, the Trust had no securities on loan.

G.       FEDERAL INCOME TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

H.       PREFERRED SHARES

     In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust will reclassify its Auction Market Preferred Shares ("AMPS") outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to AMPS shareholders will be classified as a component of the "Increase in net assets from operations" on the statement of operations and statements of changes in net assets and as a component of the "Total from investment operations" in the financial highlights.

I.       AUTOMATIC DIVIDEND REINVESTMENT PLAN

     All common shareowners are eligible to participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Mellon Investor Services LLC acts as agent for shareholders in administering the Plan (the "Plan Agent"). Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year.

2.       MANAGEMENT AGREEMENT

PIM, the Trust's investment adviser, manages the Trust's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated weekly at the annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" is the average weekly value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by the Trust. PIM has retained Princeton Administrators L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the Trust on its behalf. PIM will pay Princeton Administrators L.P. a monthly fee at an annual rate of 0.10% of the average weekly value of the Trust's managed assets, subject to a minimum monthly fee of $10,000. Princeton Administrators L.P. receives no compensation directly from the Trust.

3.       TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc., a majority owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates.

4.       EXPENSE OFFSETS

The Trust has entered into certain expense offset arrangements which may result in a reduction in the Trust's total expenses. As of May 31, 2002, Trust's expenses were not reduced under such arrangements.

5.       CAPITAL

There are an unlimited number of common shares of beneficial interest authorized. Of the 26,006,981 common shares of beneficial interest outstanding at May 31, 2002, PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the period April 26, 2002 (commencement of investment operations) to May 31, 2002 were as follows:

         Shares issued in connection with initial public offering 24,000,000 Shares issued from underwriters' over-allotment option
         exercised                                                     2,000,000
         Net increase in shares outstanding                           26,000,000
                                                                      ----------
         Shares outstanding at beginning of period                         6,981
                                                                      ----------
         Shares outstanding at end of period                          26,006,981


Offering costs of $730,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest.

6.       DIVIDENDS

Subsequent to May 31, 2002, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable June 28, 2002, to shareholders of record on June 19, 2002.

7.       SUBSEQUENT EVENT

The underwriters elected to exercise the over-allotment option. This resulted in the issuance of 600,000 common shares of beneficial interest on June 10, 2002.

                                   APPENDIX A


                            DESCRIPTION OF RATINGS1

MOODY'S PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


--------
1The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o       Nature of and provisions of the obligation;
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                                   APPENDIX B






















                            PIONEER HIGH INCOME TRUST

                           STATEMENT OF PREFERENCES OF

                         AUCTION MARKET PREFERRED SHARES

TABLE OF CONTENTS

DEFINITIONS.................................................................................................B-3
PART I......................................................................................................B-30
Number of Authorized Shares.................................................................................B-30
Dividends...................................................................................................B-30
Designation of Special Rate Periods.........................................................................B-34
Voting Rights...............................................................................................B-36
Investment Company Act Preferred Share Asset Coverage.......................................................B-39
Preferred Shares Basic Maintenance Amount...................................................................B-39
Restrictions on Dividends and Other Distributions...........................................................B-41
Rating Agency Restrictions..................................................................................B-43
Redemption..................................................................................................B-48
Liquidation Rights..........................................................................................B-51
Miscellaneous ..............................................................................................B-52

PART II.....................................................................................................B-53
Orders......................................................................................................B-53
Submission of Orders by Broker-Dealers to Auction Agent.....................................................B-55
Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate............................B-56
Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares...............B-57
Auction Agent...............................................................................................B-60
Transfer of Preferred Share.................................................................................B-60
Global Certificate..........................................................................................B-60
Force Majeure...............................................................................................B-61

         PIONEER HIGH INCOME TRUST, a Delaware business trust (the "Trust"), certifies that:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article V of the Trust's Agreement and Declaration of Trust, dated January 30, 2002 (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees adopts this Statement of Preferences of Auction Market Preferred Shares (the "Statement"), authorizes the establishment, designation and issuance of an unlimited number of shares of the Trust's auction market preferred shares, liquidation preference $25,000 per share, having the designation or designations is set forth in this Statement (the "AMPS").

         Second: That an unlimited number of the AMPS are hereby designated as Auction Market Preferred Shares, Series M, and an unlimited number of the AMPS are hereby designated as Auction Market Preferred Shares, Series W.

         Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations of the shares of the Auction Market Preferred Shares, Series M, the Auction Market Preferred Shares, Series W and each other series of AMPS now or hereafter described in this Statement are as set forth in this Statement.

         Fourth: That any provision of the Declaration that conflict with or are inconsistent with the provisions of this Statement are hereby amended to conform to the terms of this Statement.

(9) DEFINITIONS

         As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "`AA' Financial Composite Commercial Paper Rate" on any date means (i)
(A) the Interest Equivalent of the 7-day rate (in the case of a Dividend Period which is a 7-day Dividend Period or shorter), the 30-day rate (for Dividend Periods greater than 7 days but fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another Rating Agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

         "Accountant's Confirmation" has the meaning set forth in Section 6(c) of Part I of this Statement.

         "Affected Series" has the meaning set forth in Section 4(c) of Part I of this Statement.

         "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.

         "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more AMPS or on behalf of a Potential Beneficial Owner.

         "Applicable Rate" means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period.

         "Applicable Percentage" means the percentage determined based on the lower of the credit ratings assigned to the series of AMPS on such date by Moody's and Fitch as follows:

                 Moody's Credit Rating            Fitch Credit Rating           Applicable Percentage
                     Aa3 or higher                   AA- or higher                      150%
                       A3 to A1                        A- to A+                         200%
                     Baa3 to Baa1                    BBB- to BBB+                       225%
                      Below Baa3                      Below BBB-                        275%

         The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for each series of AMPS. If Moody's or Fitch shall not make such a rating available, the Trust shall select another Rating Agency to act as a Substitute Rating Agency. Notwithstanding the foregoing, the Trust shall not be required to have more than one Rating Agency provide a rating for any series of the AMPS.

         "Approved Foreign Nations" has the meaning set forth in the definition of "Fitch Eligible Assets."

         "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

         "Auction" means a periodic operation of the Auction Procedures.

         "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

         "Auction Date" with respect to any Rate Period shall mean the Business Day next preceding the first day of such Rate Period.

         "Auction Procedures" means the procedures for conducting Auctions set forth in Part II of this Statement.

         "Available AMPS" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.

         "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

         "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account.

         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

         "Canadian Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

         "Closing Transaction" has the meaning set forth in Section 8(a) of Part I of this Statement.

         "Commercial Paper Dealers" has the meaning set forth in the definition of "`AA' Financial Composite Commercial Paper Rate."

         "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Trust.

         "Cure Date" shall mean the Preferred SharesBasic Maintenance Cure Date or the Investment Company Act Cure Date.

         "Date of Original Issue" means, with respect to any Preferred Share, the date on which the Trust first issues such share.

         "Debt Securities" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

         "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

         "Discount Factor" means a Fitch Discount Factor or a Moody's Discount Factor, as applicable.

         "Discounted Value" of any asset of the Trust means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, the Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, the Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

         "Dividend Payment Date," with respect to AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

         "Dividend Period" with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such Series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

         "Eligible Asset" means a Fitch Eligible Asset (if Fitch is then rating the AMPS), a Moody's Eligible Asset (if Moody's is then rating the AMPS) and/or any asset included in the calculations used by any Rating Agency then rating the AMPS for purposes of determining such Rating Agency's rating on the AMPS, as applicable.

         "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Trust, that is listed as the holder of record of AMPS in the Share Books.

         "Failure to Deposit," with respect to shares of a series of AMPS, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         "FHLB, FNMA and FFCB Debentures" has the meaning set forth in paragraph
(viii) of the definition of "Moody's Eligible Assets."

         "Fitch" means Fitch Ratings or its successors.

         "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

(i) CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

                                                                                                            Not
       Term to Maturity of Corporate                                                                        Rated or
         Debt Security Unrated(1)               AAA          AA            A          BBB          BB       Below BB
                                                >
3 years or less (but longer than 1 year).....106.38%     108.11%      109.89%      111.73%     129.87%      151.52%
5 years or less (but longer than 3 years)....111.11      112.99       114.94       116.96      129.87       151.52
7 years or less (but longer than 5 years)....113.64      115.61       117.65       119.76      129.87       151.52
10 years or less (but longer than 7 years)...115.61      117.65       119.76       121.95      129.87       151.52
15 years or less (but longer than 10 years)..119.76      121.95       124.22       126.58      129.87       151.52
More than 15 years...........................124.22      126.58       129.03       131.58      129.87       151.52

...................

         (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BBB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

         The Fitch Discount Factors presented in the immediately preceding table apply to debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security rated CCC by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating one rating category below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

         The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) taxable credit baskets, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market

Value of the taxable credit baskets. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will by determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

         (ii) SHORT-TERM INSTRUMENTS: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount factor of 100% will be applied to cash.

         (iii)  U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS:


TIME REMAINING TO MATURITY                              DISCOUNT FACTOR

1 year or less                                               100%
2 years or less (but longer than 1 year)                     103%
3 years or less (but longer than 2 year)                     105%
4 years or less (but longer than 3 year)                     107%
5 years or less (but longer than 4 year)                     109%
7 years or less (but longer than 5 year)                     112%
10 years or less (but longer than 7 year)                    114%
Greater than 10 years                                        122%

         (iv) CONVERTIBLE DEBT SECURITIES. The Fitch Discount Factor applied to convertible debt securities is (A) 200% for investment grade convertibles and
(B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% and which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.

         If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BBB- will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

         (v) RULE 144A SECURITIES: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

         (vi) ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: The percentage determined by reference to the asset type in accordance with the table set forth below.

                ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)                     DISCOUNT FACTOR
U.S.Treasury/agency securities (10 years or less)                                                    118%
U.S.Treasury/agency securities (greater than 10 years)                                               127%
U.S. agency sequentials (10 years or less)                                                           120%
U.S. agency sequentials (greater than 10 years)                                                      142%
U.S. agency principal only securities                                                                236%
U.S. agency interest only securities (with Market Value greater than $0.40)                          696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40                  271%
AAA LockOut securities, interest only                                                                236%
U.S. agency planned amortization class bonds (10 years or less)                                      115%
U.S. agency planned amortization class bonds (greater than 10 years)                                 136%
AAA sequentials (10 years or less                                                                    118%
AAA sequentials (greater than 10 years)                                                              135%
AAA planned amortization class bonds (10 years or less)                                              115%
AAA planned amortization class bonds (greater than 10 years)                                         140%
Jumbo mortgage rated AAA(1)                                                                          123%
Jumbo mortgage rated AA(1)                                                                           130%
Jumbo mortgage rated A(1)                                                                            136%
Jumbo mortgage rated BBB(1)                                                                          159%
Commercial mortgage-backed securities rated AAA                                                      131%
Commercial mortgage-backed securities rated AA                                                       139%
Commercial mortgage-backed securities rated A                                                        148%
Commercial mortgage-backed securities rated BBB                                                      177%
Commercial mortgage-backed securities rated BB                                                       283%
Commercial mortgage-backed securities rated B                                                        379%
Commercial mortgage-backed securities rated CCC or not rated                                         950%

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

         (vii) BANK LOANS: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below.

       (10)     Fitch Loan Category         (a)        Discount Factor
                        A                               126%
                        B                               157%
                        C                               184%
                        D                               433%

         The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, and the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table.

         (viii) MUNICIPAL DEBT OBLIGATIONS: The Fitch Discount Factor applied to municipal debt obligations will be the percentage determined by reference to the table set forth below:

(11)     Fitch Rating Category
FITCH EXPOSURE PERIOD              AAA(1)       AA(1)      A(1)      BBB(1)      F1(2)    UNRATED(3)
7 weeks                            151%         159%       166%      173%        136%     225%
8 weeks or less but greater than
7 weeks                            154%         161%       168%      176%        137%     231%
9 weeks or less but greater than
8 weeks                            158%         163%       170%      177%        138%     240%
------------

         (1)  Fitch rating.

         (2) Municipal debt obligations rated by Fitch which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         (3) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

         The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, and the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to municipal debt obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the securities, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

         (ix) FOREIGN BONDS: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

         (x) STRUCTURED NOTES: The Fitch Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under this definition.

         "Fitch Eligible Assets" means

         (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Trust has received prior written authorization from Fitch or (B) (1) with counterparties having a long-term debt rating of at least BBB- from Fitch or the equivalent from another Rating Agency or (2) with counterparties having a Short Term Money Market Instrument rating of at least F1+ by Fitch or the equivalent by another Rating Agency;

         (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

         (iii)  U.S. Government Securities and U.S. Treasury Strips;

         (iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and (C) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

         (v)  asset-backed and mortgage-backed securities;

         (vi)  preferred stocks;

         (vii)  Rule 144A Securities;

         (viii)  Bank Loans;

         (ix)  municipal debt obligations; and

         (x)  Structured Notes.

         Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

         Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

         "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

         "Fitch Hedging Transactions" has the meaning set forth in Section 8 of
Part I of this Declaration.

         "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

        Aerospace & Defense
        Automobiles
        Banking, Finance & Insurance
        Building & Materials
        Chemicals Computers & Electronics
        Consumer Products
        Energy
        Environmental Services
        Farming & Agriculture
        Food, Beverage & Tobacco
        Healthcare & Pharmaceuticals
        Industrial Machinery
        Media, Leisure & Entertainment
        Metals & Mining
        Miscellaneous Paper & Forest Products
        Retail
        Sovereigns
        Textiles & Furniture
        Transportation
        Utilities

         The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

         "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

         (i) "Fitch Loan Category A" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

         (ii) "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

         (iii) "Fitch Loan Category C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

         (iv) "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

         Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

         "Foreign Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

         "Forward Commitment" has the meaning set forth in Section 8 of Part I of this Statement.

         "Holder" means a Person identified as a holder of record of AMPS in the Share Register.

         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Trust.

         "Interest Equivalent" has the meaning set forth in the definition of "`AA' Financial Composite Commercial Paper Rate."

         "Initial Rate Period," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in
Section 2(d) of Part I of this Statement.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "Investment Company Act Cure Date," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Share Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         "Investment Company Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

         "Late Charge" shall have the meaning specified in subparagraph
(e)(i)(B) of Section 2 of Part I of this Statement.

         "Liquidation Preference," with respect to a given number of AMPS, means $25,000 times that number.

         "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

         "Market Value" of any asset of the Trust shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of the Trust.

         "Maximum Rate" with respect to AMPS for any Dividend Period will be the Applicable Percentage of the `AA' Financial Composite Commercial Paper Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

         "Minimum Rate Period" shall mean any rate period of seven (7) Rate Period days.

         "Moody's" means Moody's Investors Service, Inc. or its successors.

         "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

         (i) CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                               MOODY'S RATING CATEGORY
        TERMS TO MATURITY OF CORPORATE           AAA      AA        A       BAA      BA       B        CAA       UNRATED(1)
                DEBT SECURITY
1 year or less                                  109%    112%     115%     118%     119%     125%    205%       225%
2 years or less (but longer than 1 years)       115     118      122      125      127      133     205        225
3 years or less (but longer than 2 years)       120     123      127      133      133      140     205        225
4 years or less (but longer than 3 years)       126     129      133      138      140      147     205        225
5 years or less (but longer than 4 years)       132     135      139      144      146      154     205        225
7 years or less (but longer than 5 years)       139     143      147      152      156      164     205        225
10 years or less (but longer than 7 years)      145     150      155      160      164      173     205        225
15 years or less (but longer than 10 years)     150     155      160      165      170      180     205        225
20 years or less (but longer than 15 years)     150     155      160      165      170      190     205        225
30 years or less (but longer than 20 years)     150     155      160      165      170      191     205        225
Greater than 30 years                           165     173      181      189      205      221     221        225


         (1) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used). If a corporate debt security is unrated by both Moody's and S&P, the Trust will use the percentage set forth under "Unrated" in this table.

         The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 1.20% for purposes of calculating the Discounted Value of such securities.

         (ii) PREFERRED STOCK: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 146%; (B) for preferred stocks of industrial and financial issuers, 209%; and (C) for auction rate preferred stocks, 350%.

         (iii) SHORT-TERM INSTRUMENTS: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

         (iv) U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS:

            REMAINING TERM TO MATURITY              (12)     U.S. Government                U.S. TREASURY STRIPS
                                                                Securities                     DISCOUNT FACTOR
                                                             DISCOUNT FACTOR
1 year or less                                                     107%                             107%
2 years or less (but longer than 1 year)                           113                              115
3 years or less (but longer than 2 years)                          118                              121


                                      B-13




4 years or less (but longer than 3 years)                          123                              128
5 years or less (but longer than 4 years)                          128                              135
7 years or less (but longer than 5 years)                          135                              147
10 years or less (but longer than 7 years)                         141                              163
15 years or less (but longer than 10 years)                        146                              191
20 years or less (but longer than 15 years)                        154                              218
30 years or less (but longer than 20 years)                        154                              244

         (v) RULE 144A SECURITIES: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

         (vi) BANK LOANS: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below opposite such Moody's Loan Category:

                      MOODY'S LOAN CATEGORY               DISCOUNT FACTOR

                               A                                 84.5%
                               B                                 73%
                               C                                 62%
                               D                                 45%

         (vii) ASSET-BACKED SECURITIES: The Moody's Discount Factor applied to asset-backed securities shall be 131%.

         (viii) MORTGAGE-BACKED SECURITIES: The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

            REMAINING TERM TO MATURITY           CASH FLOW       CASH FLOW
                                                  RETAINED       EXCLUDED

3 years or less                                     133%            141%
7 years or less (but longer than 3 years)           142             151
10 years or less (but longer than 7 years)          158             168
20 years or less (but longer than 10 years)         174             185

         The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.


          COUPON              CASH FLOW             CASH FLOW
                              RETAINED              EXCLUDED

             5%                  166%                  173%
             6%                  162                   169
             7%                  158                   165
             8%                  154                   161
             9%                  151                   157
            10%                  148                   154

         The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph.

         The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

            COUPON                 CASH FLOW              CASH FLOW
                                    RETAINED               EXCLUDED

              5%                       172%                    179%
              6%                      167                    174
              7%                      163                    170
              8%                      159                    165
              9%                      155                    161
             10%                      151                    158
             11%                      148                    157
             12%                      145                    154
             13%                      142                    151
          adjustable                  170                    177

         (ix) MUNICIPAL DEBT OBLIGATIONS: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Moody's Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below (provided that any municipal obligation (excluding any short-term municipal obligation) not rated by Moody's but rated by S&P shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating):

EXPOSURE PERIOD            AAA(1)     AA(1)     A(1)      BAA(1)     OTHER(2)   MIG-I(3)     SP-1+(4)    UNRATED (5)
7 weeks                    151%       159%      160%      173%       187%       135%         148%        225%

8 weeks or less but
greater than 7 weeks       154        161       168       160        190        137          149         231

9 weeks or less but
greater than 8 weeks       158        163       170       177        192        138          150         240

         (1) Moody's rating.

         (2) Municipal debt obligations not rated by Moody's but rated BBB by S&P.

         (3) Municipal debt obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         (4) Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         (5) Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.

         (x) STRUCTURED NOTES: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iv) under this definition.

         "Moody's Eligible Assets" means:

         (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

         (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

         (iii) U.S. Government Securities and U.S. Treasury Strips;

         (iv) Rule 144A Securities;

         (v)  Senior Loans and other Bank Loans approved by Moody's;

         (vi) Corporate debt securities if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

         Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

         (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

         (viii)   Asset-backed and mortgage-backed securities:

         (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years;

         (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and
(4) is part of an issuance that had an original issue size of at least $100 million;

         (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

         (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

         (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

         (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

         (G) Whole loans (e.g., direct investments in mortgages) provided that
(1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and
(e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

         (ix) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

         (x)  Structured Notes; and

         (xi) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.

         In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:


         RATINGS(1)                   MAXIMUM SINGLE            MAXIMUM SINGLE          MINIMUM ISSUE SIZE
                                       ISSUER(2),(3)           INDUSTRY(3),(4)          ($ IN MILLION)(5)
         Aaa                                100%                      100%                     $100
         Aa                                  20                        60                       100
         A                                   10                        40                       100
         Baa                                  6                        20                       100
         Ba                                   4                        12                        50(6)
         B1-B2                                3                         8                        50(6)
         B3 or below                          2                         5                        50(6)


         (1) Refers to the preferred stock and senior debt rating of the portfolio holding.
         (2) Companies subject to common ownership of 25% or more are considered as one issuer.
         (3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.
         (4) Industries are determined according to Moody's Industry Classifications, as defined herein.
         (5) Except for preferred stock, which has a minimum issue size of $50 million.
         (6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Trust's total assets.

         Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for
(A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

         "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

         "Moody's Hedging Transactions" has the meaning set forth in Section 8 of Part 1 of this Statement.

         "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the AMPS):

        1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

        2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

        3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

        4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

        5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

        6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

        7.      Packaging and Glass: Glass, Fiberglass, Containers made of:
Glass, Metal, Paper, Plastic, Wood or Fiberglass

        8.      Personal and Non-Durable Consumer Products (Manufacturing Only):
Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

        9.      Diversified/Conglomerate Manufacturing

        10.     Diversified/Conglomerate Service

        11.     Diversified Natural Resources, Precious Metals and Minerals:
Fabricating, Distribution

        12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

        13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers,
Technology

        14.     Finance: Investment Brokerage, Leasing, Syndication, Securities

        15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

        16.     Grocery: Grocery Stores, Convenience Food Stores

        17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

        18.     Home and Office Furnishings, Housewares, and Durable Consumer
Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

        19.     Hotels, Motels, Inns and Gaming

        20.     Insurance: Life, Property and Casualty, Broker, Agent, Surety

        21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

        22.     Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
Industrial, Machine Tools, Steam Generators

        23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

        24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

        25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

        26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

        27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

        28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

        29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

        30.     Personal Transportation: Air, Bus, Rail, Car Rental

        31.     Utilities: Electric, Water, Hydro Power, Gas

        32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

         The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.

         "Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the Market Value of a Moody's Eligible Asset trading at par is equal to $1.00):

                   (i) "Moody's Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

                  (ii) "Moody's Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

                  (iii) "Moody's Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85.

                  (iv) "Moody's Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

         Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

         "Non-Payment Period Rate" means ____% of the applicable `AA' Financial Composite Commercial Paper Rate, provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and each of Fitch and Moody's (and any Substitute Rating Agency in lieu of Fitch or Moody's in the event Fitch or Moody's shall not rate the AMPS) advises the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the AMPS.

         "Notice Of Redemption" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 9 of Part I of this Statement.

         "Notice Of Special Rate Period" shall mean any notice with respect to a Special Rate Period of AMPS pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

         "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         "Outstanding" means, as of any date (i) with respect to AMPS, AMPS theretofore issued by the Trust except, without duplication, (A) any AMPS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to Section 9 of Part I of this Statement and (B) any AMPS as to which the Trust or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that AMPS held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to other preferred shares of beneficial interest of the Trust, the meaning equivalent to that for AMPS as set forth in clause (i).

         "Performing" means with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

         "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional AMPS.

         "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional
AMPS).

         "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal (i) to the sum of (A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of AMPS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the [49th] day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment
Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 3(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 49 Rate Period days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (D) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D) (including, without limitation, any payables for portfolio securities of the Trust purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1, or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of
(i)(A) through (i)(E) become payable, otherwise the Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of
(i)(A) through (i)(E).

         "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by Section 6 of Part I of this Statement) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

         "Preferred Shares Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Vice President or any Assistant Treasurer of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

         "Pricing Service" means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

         "Quarterly Valuation Date" means the last Business Day of the last month of each fiscal quarter of the Trust in each fiscal year of the Trust, commencing September 30, 2002.

         "Rate Period," with respect to shares of a series of AMPS, shall mean the Initial Rate Period of shares of such Series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

         "Rating Agency" means a nationally recognized statistical rating organization.

         "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

          "Reorganization Bonds" has the meaning set forth under the definition of "Fitch Eligible Assets."

         "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust as securities depository for the AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

         "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         "Senior Loans" has the meaning set forth under the definition of "Moody's Discount Factor."

         "Series M AMPS" means the Auction Rate Preferred Shares, Series M.

         "Series W AMPS" means the Auction Rate Preferred Shares, Series W.

         "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

         "Share Register" means the register of Holders maintained on behalf of the Trust by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

         "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

         (i) commercial paper rated either F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

         (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

         (iii) overnight funds;

         (iv) U.S. Government Securities; and

         (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes.

         "Special Rate Period," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

         "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 9 of Part I of this Statement.

         "Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

         "Submission Deadline" shall mean 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" And "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of this Statement.

         "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         "Subsequent Rate Period," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such Series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         "Substitute Rating Agency" means a Rating Agency selected by the Trust to act as the substitute Rating Agency to determine the credit ratings of the AMPS.

         "Sufficient Clearing Bids" has the meaning set forth in Section 3 of
Part II of this Statement.

         "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less.

         "Treasury Bonds" means United States Treasury Bonds or Notes.

         "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

         "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

         "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

         "Valuation Date" means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

         "Volatility Factor" means 1.89.

         "Voting Period" has the meaning set forth in Section 4 of Part I of this Statement.

         "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.

(13)     PART I.

1.       NUMBER OF AUTHORIZED SHARES.

         The number of authorized AMPS constituting the Series M AMPS shall be unlimited, of which shares shall be issued on [ ], 2002. The number of authorized AMPS constituting the Series W AMPS shall be unlimited, of which shares shall be issued on [ ], 2002.

2.       DIVIDENDS.

         (a) RANKING. The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

         (b) CUMULATIVE CASH DIVIDENDS. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with this Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

         (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

         (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect the Series M AMPS, for the Initial Rate Period, shall be on [ ], 2002, and on each seventh day thereafter and the Dividend Payment Dates with respect the Series W AMPS for the Initial Rate Period shall be on [ ], 2002, and on each 28th day thereafter; provided, however, that:

                  (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

                  (ii) notwithstanding the forgoing, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of AMPS consisting of more than 28 Rate Period days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of
         Section 3 of this Part I.

                  The Dividend Payment Dates for any series of AMPS subsequently established by the Trust shall be as set forth in resolutions of the Board of Trustees establishing such series.

         (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

                  (i) DIVIDEND RATES. The dividend rate on the Series M AMPS and the Series W AMPS during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth below.

                           SERIES                               DIVIDEND RATE
          Series M AMPS                                             ___%
          Series W AMPS                                             ___%

                  The initial dividend rate on any series of AMPS subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.

                  For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                           (A) an Auction for any such Subsequent Rate Period is
                  not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                           (B) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this
                  Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the `AA' Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of this Part I, an amount computed by multiplying (x) 200% of the `AA' Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                           (C) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
                  Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph
                  (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Rate Period; or

                           (D) any Failure to Deposit shall have occurred with
                  respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
                  Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, the `AA' Financial Composite Commercial Paper Rate, applicable to a Rate Period (x) consisting of more than 182 Rate Period days but fewer than 365 Rate Period days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent, in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

                  (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such

         Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of seven Rate Period days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this
Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (g) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

         (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

         (i) DIVIDENDS PAID TO HOLDERS. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

         (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.       DESIGNATION OF SPECIAL RATE PERIODS.

         (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period consisting of a specified number of Rate Period days evenly divisible by seven; provided, however, that such Special Rate Period may consist of a number of Rate Period days not evenly divisible by seven if all shares of such series of AMPS are to be redeemed at the end of such Special Rate Period, subject to adjustment as provided in paragraph (b) of this
Section 3. A designation of a Special Rate Period shall be effective only if,
(i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series shall have been cured as provided above,
(iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Trust, shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with Paying Agent, (v) in the case of the designation of a Special Dividend Period, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any successor Broker-Dealer designated by the Trust shall have notified the Trust that it does not object to the designation of such Special Rate Period, and (vi) each Rating Agency that is then rating such series of AMPS shall have confirmed in writing to the Trust that such designation shall not adversely affect their respective then-current ratings of the AMPS.

         (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. With respect to the Series M AMPS, if the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day in the case of a series of AMPS designated as "Series M AMPS" then the Trust shall designate such Subsequent Rate Period as Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series M AMPS.

         With respect to the Series W AMPS, if the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Friday that is a Business Day in the case of a series of AMPS designated as "Series W AMPS" then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series W AMPS.

         (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period pursuant to paragraph (a) of this Section 3, not less than seven (7) (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) made by press release, and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such Series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

         (d) NOTICE OF SPECIAL RATE PERIOD. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

                  (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day and last day thereof, and (B) the terms of any Special Redemption Provisions; or

                  (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such Series.

         (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 3 or is unable to make the confirmations required by clause (v) of this Section 3(a) by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of the proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 3. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust.

4.       VOTING RIGHTS.

         (a) ONE VOTE PER SHARE OF AMPS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of AMPS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two Trustees of the Trust out of the entire Board of Trustees (regardless of the number of Trustees), each share of preferred shares entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the Preferred Shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the Preferred Shares, when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the Trustees.

         (b) VOTING FOR ADDITIONAL TRUSTEES.

                  (i) VOTING PERIOD. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (A) if at the close of business on any dividend
                  payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                           (B) if at any time holders of preferred shares,
                  including the AMPS, are entitled under the Investment Company Act to elect a majority of the Trustees of the Trust.

         Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

                  (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional Trustees as described in subparagraph
         (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this
         Section 4 on a one-vote-per-share basis.

                  (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected Trustees of the Trust.

                  (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other AMPS pursuant to subparagraph
         (b)(i) of this Section 4 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

         (c) HOLDERS OF AMPS TO VOTE ON CERTAIN OTHER MATTERS.

                  (i) INCREASES IN CAPITALIZATION. So long as any AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(i) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, if the Trust obtains written confirmation from Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the AMPS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Share Asset Coverage and the

         Preferred Shares Basic Maintenance Amount requirements; or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

                  (ii) INVESTMENT COMPANY ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be negotiated to amend the provisions of the Declaration, which provides for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding AMPS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

         (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, or Section 8 of Part I of the Statement, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the AMPS) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the AMPS:

Accountant's Confirmation                         Investment Company Act Preferred Asset Coverage
Approved Foreign Nations                          Market Value
Approved Price                                    Maximum Rate
Bank Loans                                        Moody's Discount Factor
Canadian Bonds                                    Moody's Eligible Assets
Closing Transaction                               Moody's Exposure Period
Debt Securities                                   Moody's Hedging Transaction
Deposit Securities                                Moody's Industry Classifications
Discount Factor                                   Moody's Loan Category
Discounted Value                                  Preferred Shares Basic Maintenance Amount
Eligible Assets                                   Preferred Shares Basic Maintenance Cure Date
Fitch Discount Factor                             Preferred Shares Basic Maintenance Report
Fitch Eligible Assets                             Pricing Service
Fitch Exposure Period                             Quarterly Valuation Date
Fitch Hedging Transactions                        Reorganization Bond
Fitch Industry Classification                     Senior Loans
Fitch Loan Category                               Short Term Money Market Instruments
Foreign Bonds                                     Structured Notes
Forward Commitment                                Treasury Bonds
Independent Accountant                            Valuation Date
Investment Company Act Cure Date                  [Volatility Factor]

         (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

         (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

         (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

         (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of AMPS and no share of AMPS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of AMPS held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.       INVESTMENT COMPANY ACT PREFERRED SHARE COVERAGE.

The Trust shall maintain, as of the last Business Day of each month in which any AMPS are Outstanding, the Investment Company Act Preferred Share Asset Coverage.

6.       PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

         (a) So long as AMPS are Outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) and Fitch Eligible Assets having an aggregate Discounted
Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

         (b) On or before 5:00 PM., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or Fitch is then rating the AMPS) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is than rating the AMPS) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

         (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust correctly determined in accordance with this Statement the assets of the Trust which constitute Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS), (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Account and shall provide a listing in its letter of any differences, (v) with respect to the Fitch ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Accountant will inquire of Fitch what such information is, and provide a listing in its letter of any differences), (vi) with respect to the Moody's ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in such Preferred Shares Basic Maintenance Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation").

         (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic
Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the
AMPS) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

         (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the AMPS), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) promptly following receipt by the Trust of such Accountant's Confirmation.

         (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

         (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.       RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

         (a) DIVIDENDS ON SHARES OTHER THAN THE AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

         (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE INVESTMENT COMPANY ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company
Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 9 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless
(i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.

8.       RATING AGENCY RESTRICTIONS.

         (a) For so long as any AMPS are rated by Moody's, the Trust will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the AMPS by Moody's, except that the Trust may purchase or sell exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds (collectively "Moody's Hedging Transactions"), subject to the following limitations:

         (i) the Trust will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("Closing Transactions") that would cause the Trust at the time of such transaction to own or have sold:

                  (A) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

                  (B) outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Trust constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

         (ii) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Trust at the time of such transaction to own or have sold:

                  (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

                  (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 80% of the aggregate Market Value of all portfolio securities of the Trust constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P);

(for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Trust);

         (iii) the Trust will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Trust;

         (iv) the Trust may engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

         (v) the Trust will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

         (vi) the Trust (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Trust's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purposes of hedging the anticipated purchase of an asset prior to completion of such purchase; and

         (vii) the Trust will not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

         (b) The trust may enter into, purchase or sell, exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchase, write or sell exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchase, write or sell exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

         (i) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("closing transactions")) that would cause the trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

         (ii) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the trust at the time of such transaction to own or have sold:

                  (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Trust and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

                  (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

         (iii) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.

         (iv) The trust may not enter into an option or futures transaction unless, after giving effect thereto, the trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

9.       REDEMPTION.

         (a) Optional Redemption.

                  (i) To the extent permitted under the Investment Company Act and Delaware law, the Trust at its option may, without the consent of the holders of AMPS, redeem AMPS having a U.C. Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a Dividend Period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Trust will not make any optional redemption unless, after giving effect thereto (i) the Trust has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reasons of the redemption of the AMPS on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding AMPS, and all other outstanding preferred shares have been or are being contemporaneously paid or set aside for payment. Notice of Special Rate Period relating to a Special Rate Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

                  (ii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                  (iii) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.

         (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Trust fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Share Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Trust deems fair and equitable.

         (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this
Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 40 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

         (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

         (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

         (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of AMPS subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of AMPS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

         (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 9, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

         (i) ONLY WHOLE AMPS MAY BE REDEEMED. In the case of any redemption pursuant to this Section 9, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 9, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of AMPS.

10.      LIQUIDATION RIGHTS.

         (a) RANKING. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

         (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Trust.

         (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the preferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

         (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.      MISCELLANEOUS.

         (a) AMENDMENT TO ADD ADDITIONAL SERIES. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or
(2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the Series and AMPS theretofore described thereon. Each such additional Series and all such additional shares shall be governed by the terms of this statement.

         (b) NO FRACTIONAL SHARES. No fractional shares of AMPS shall be issued.

         (c) STATUS OF AMPS REDEEMED, EXCHANGED OR OTHER WISE ACQUIRED BY THE TRUST. AMPS, which are redeemed, exchanged or otherwise acquired by the Trust, shall return to the status of authorized and unissued preferred shares without designation as to series.

         (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

         (e) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only shall not affect the meaning or interpretation of this statement.
+
         (f) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II.

1.       ORDERS.

         (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

and

         (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B) such number or a lesser number of Outstanding
                  shares of such series to be determined as set forth in clause
                  (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Bids for shares of such series do not exist.

         (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Sell Order; or

                           (B) such number or a lesser number of Outstanding
                  shares of such Series Ms set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of
                  Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such number or a lesser number of Outstanding
                  shares of such Series Ms set forth in clause (v) of paragraph
                  (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

         (c) No Order for any number of AMPS other than whole shares shall be valid.

2.       SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

                  (ii) the aggregate number of shares of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series
                  subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series
                  subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series
                  subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause
         (i) above;

                           (B) subject to subclause (A), if more than one Bid of
                  an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
                  one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; exceeds or is equal to the sum of;

                           (B) the number of Outstanding shares of such series
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                           (C) the number of Outstanding shares of such series
                  subject to Submitted Sell Orders

     (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

         (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted

                  Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the applicable "AA" Financial Deposit Commercial Paper Rate on such Auction Date.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

         Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such Series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of

AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) None of the Trust, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.       AUCTION AGENT.

         For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which however may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.       TRANSFER OF AMPS.

         Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker- Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.       GLOBAL CERTIFICATE.

         Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

8.       FORCE MAJEURE.

         (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

         (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

                  (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

                  (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                  (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

         IN WITNESS WHEREOF, the undersigned being all the Trustees of the Trust have executed this instrument as of the date first written above.





         -----------------------------------------------
         Mary K. Bush, as Trustee and not individually



         -----------------------------------------------
         John F. Cogan, Jr., as Trustee and not individually



         ----------------------------------------------
         Richard H. Egdahl, as Trustee and not individually



         ----------------------------------------------
         Daniel T. Geraci, as Trustee and not individually



         ----------------------------------------------
         Margaret B.W. Graham, as Trustee and not individually



         ----------------------------------------------
         Marguerite A. Piret, as Trustee and not individually



         ----------------------------------------------
         Stephen K. West, as Trustee and not individually



         ----------------------------------------------
         John Winthrop, as Trustee and not individually

                                   APPENDIX C

                               AUCTION PROCEDURES


         The following procedures will be set forth in provisions of the Bylaws relating to the AMPS, and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus, except that the term "Trust" means the Fund. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

                           Part II: Auction Procedures

1. CERTAIN DEFINITIONS. As used in Part II of these Articles Supplementary, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated:

Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary shall have the respective meanings specified in Part I of these Articles Supplementary.

"Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

"Available Preferred Shares" has the meaning set forth in Section 4(a)(i) of
Part II of these Articles Supplementary.


"Existing Holder" means (a) a person who beneficially owns those AMPS listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those AMPS which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

"Hold Order" has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


"Master Purchaser's Letter" means the letter which is required to be executed by each prospective purchaser of AMPS or the Broker-Dealer through whom the shares will be held.

"Order" has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


"Potential Holder," means (a) any Existing Holder who may be interested in acquiring additional AMPS or (b) any other person who may be interested in acquiring AMPS and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

"Sell Order" has the meaning set forth in Section 2(b) of Part II of these Articles Supplementary.

"Submitted Bid Order" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

"Submitted Hold Order" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

"Submitted Order" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

"Submitted Sell Order" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.


"Sufficient Clearing Orders" means that all AMPS are the subject of Submitted Hold Orders or that the number of AMPS that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of AMPS that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of AMPS that are subject to Submitted Sell Orders.

"Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of AMPS which, when added to the number of AMPS to be purchased by the Potential Holders described in clause (B) above and the number of AMPS subject to Submitted Hold Orders, would be equal to the number of AMPS.

2.       ORDERS.


(a) On or prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

         (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                  (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

                  (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                  (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

         (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."


 (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                  (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                  (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph
(b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.


         (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (A) the number of Outstanding shares of such series specified in such Sell Order; or


                  (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this
Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                  (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                  (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this
Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.


(c)      No Order for any number of AMPS other than whole shares shall be valid.


3.       SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.


(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

         (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the trust);

         (ii) the aggregate number of shares of such series that are the subject of such Order;

         (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                  (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                  (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                  (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

         (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.


(c) If an Order or Orders covering all of the Outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 7 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such

Orders shall be considered valid in the following order of priority:

         (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

         (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                  (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                  (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                  (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

         (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.


(e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

4. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.


(a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

         (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

         (ii)     from the Submitted Orders for shares of such series whether:

                  (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series; exceeds or is equal to the sum of

                  (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

                  (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

         (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                  (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                  (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.


(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the trust of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

         (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

         (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

         (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.


5. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION. Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
Section 5, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

         (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

         (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;


         (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of AMPS subject to Submitted Bids described in clauses
(ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

         (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

(b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

         (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

         (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.


(c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of a series of AMPS.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

(f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an

Existing Holder or Beneficial Owner of shares of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

6. TRANSFER OF AMPS. Unless otherwise permitted by the trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

                                   APPENDIX D



                              SETTLEMENT PROCEDURES




         The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix B hereto, as the case may be.

         (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

                  (i) the Applicable Rate fixed for the next succeeding Dividend Period;

                  (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;


                  (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of AMPS, if any, to be sold by such Beneficial Owner;

                  (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of AMPS, if any, to be purchased by such Potential Beneficial Owner;

                  (v) if the aggregate number of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

                  (vi) if the aggregate number of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

                  (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

         (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:


                  (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

                  (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold AMPS of the Applicable Rate for the next succeeding Dividend Period;

                  (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

                  (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

                  (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.


         (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any AMPS received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

         (d)      On each Auction Date:

                  (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

                  (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

                  (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

         (e)      On the day after the Auction Date:

                  (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

                  (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in
(d)(ii) above, and the Securities Depository shall execute such transactions;
and

                  (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in
(d)(iii) above, and the Securities Depository shall execute such transactions.


         (f) If a Beneficial Owner selling AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                           PART C - OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1.       Financial statements.

         Part A: Financial Highlights for the Period April 26, 2002 through May 31, 2002 (unaudited)

         Part B: Statement of Assets and Liabilities as of April 22, 2002 Statement of Operations for the Period March 18 through April 22, 2002 Notes to Financial Statements as of April 22, 2002
         Report of Independent Auditors dated April 23, 2002
         Schedule of Investments as of May 31, 2002 (unaudited)
         Statement of Assets and Liabilities as of May 31, 2002 (unaudited) Statement of Operations as of May 31, 2002 (unaudited)
         Statement of Changes in Net Assets for the Period April 26, 2002 through May 31, 2002 (unaudited)
         Financial Highlights for the Period April 26, 2002 through
         May 31, 2002 (unaudited)
         Notes to Financial Statements as of May 31, 2002 (unaudited)

2.       Exhibits:

         a.1.  Agreement and Declaration of Trust.(3)
         a.2.  Certificate of Trust.(1)
         a.3.  Statement of Preferences of Auction Market Preferred Shares.(5)
         b.    By-Laws.(1)
         c.    None.
         d.    Specimen Share Certificate.(5)
         e.    Automatic Dividend Reinvestment Plan.(3)
         f.    None.
         g. Investment Advisory Agreement with Pioneer Investment Management, Inc.(3)
         h. Purchase Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(5)
         i.    None.
         j.    Custodian Agreement.(3)
         k.1.  Administration Agreement with Pioneer Investment Management,
               Inc.(3)
         k.2. Administration Agreement between Pioneer Investment Management, Inc. and Princeton Administrators L.P.(3)
         l.    Opinion of Counsel.(5)
         m.    None.
         n.    Consent of Independent Public Accontants.(4)
         o.    None.
         p.    Share Purchase Agreement.(3)
         q.    None.
         r.    Code of Ethics.(4)
         s.    Powers of Attorney.(4)

         (1) Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-2 (File No. 333-83402) as filed with the Securities and Exchange Commission (the "SEC") on February 26, 2002 (Accession No. 0001016964-02-500033).
         (2) Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 1 to the Registration Statement (File NO. 333-83402) as filed with the the SEC on March 28, 2002 (Accession No. 0001016964-02-500062).
         (3) Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 2 to the Registration Statement (File NO. 333-83402) as filed with the the SEC on April 25, 2002 (Accession No. 0001166258-02-000003).
         (4)   Filed herewith.
         (5)   To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

Reference will be made to the purchase agreement for the Registrant's preferred shares of beneficial interest to be filed in an amendment to the Registrant's Registration Statement.

ITEM 25. OTHER EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                   $  9,292
Printing (other than certificates)                    65,000
Accounting fees and expenses                          10,000
Legal fees and expenses                              110,000
NASD fee                                              30,500
Miscellaneous                                         50,000
                 Total                              $274,792

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

As of April 25, 2002, the number or record holders of each class of securities of the Registrant was

         (1)                                       (2)
         TITLE OF CLASS                            NUMBER OF RECORD HOLDERS

         Common Shares (no par value)                    26
         Preferred Shares Series M ($.0001 par value)     0
         Preferred Shares Series W ($.0001 par value)     0

ITEM 29. INDEMNIFICATION

The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated January 30, 2002, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                                       OTHER BUSINESS, PROFESSION, VOCATION OR
                                       EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN
         NAME OF TRUSTEE/OFFICER       LAST TWO FISCAL YEARS

John F. Cogan, Jr.                     Of Counsel to Hale and Dorr LLP, 60 State
                                       Street, Boston, Massachusetts 02109

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. UNDERTAKINGS

1.       Not applicable.

2.       Not applicable.

3.       Not applicable.

4.       Not applicable.

5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 3rd day of July, 2002.

                                      PIONEER HIGH INCOME TRUST



                                      By /s/ Daniel T. Geraci
                                      Daniel T. Geraci
                                      Executive Vice President and Trustee

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave*                  Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
/s/ Daniel T. Geraci                                              )
Daniel T. Geraci                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Daniel T. Geraci                  Dated: July 3, 2002)
         Daniel T. Geraci
         Attorney-in-fact